Exhibit 99.2


               SETTLEMENT AND POLICY BUYBACK AGREEMENT AND RELEASE

      This Settlement and Policy Buyback Agreement and Release ("Settlement and Buyback Agreement") is made by and among Congoleum Corporation, individually and on behalf of all of the Congoleum Entities; upon its creation, the Plan Trust; American Biltrite Inc., individually and on behalf of all of the ABI Entities; and Travelers Casualty and Surety Co., formerly known as The Aetna Casualty and Surety Company ("Travelers"), and St. Paul Fire and Marine Insurance Company ("St. Paul"), individually and on behalf of all of the St. Paul Travelers Entities.

                                    RECITALS

      WHEREAS, numerous asbestos-related Claims including, but not limited to Asbestos Personal Injury Claims and Asbestos Property Damage Claims, have been asserted against certain of the Congoleum Entities; and

      WHEREAS, certain of the St. Paul Travelers Entities issued or allegedly issued one or more of the Subject Policies; and

      WHEREAS, the Congoleum Entities assert that certain of the St. Paul Travelers Entities are obligated to provide coverage under the Subject Policies with respect to asbestos-related Claims including Asbestos Personal Injury Claims and Asbestos Property Damage Claims; and

      WHEREAS, there is a dispute among certain of the Congoleum Entities and certain of the St. Paul Travelers Entities regarding their respective rights and obligations with respect to insurance coverage for Claims including Asbestos Claims; and

      WHEREAS, Congoleum Corporation, Travelers and St. Paul are parties to a lawsuit styled Congoleum Corporation v. ACE American Insurance Company, et al., Docket No. MID-L-8908-01 pending in the Superior Court of New Jersey, Law Division, Middlesex County (the "Coverage Action") in which Congoleum Corporation has asserted claims against Travelers and St. Paul, among other insurers; and

      WHEREAS, on December 31, 2003, Congoleum Corporation, Congoleum Fiscal, Inc. and Congoleum Sales, Inc. (collectively, the "Debtors") filed petitions pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), jointly administered under Case No. 03-51524 (KCF) (collectively, the "Chapter 11 Cases"); and

      WHEREAS, the Debtors continue to operate their businesses as debtors and debtors-in-possession; and

      WHEREAS, numerous Claims including Asbestos Claims have been asserted against certain of the Congoleum Entities and may be asserted in the future, and certain of the Congoleum Entities may contend that such Claims are covered under the Subject Policies; and

      WHEREAS, on March 17, 2006, the Debtors filed the Eighth Modified Joint Plan of Reorganization; and

      WHEREAS, Travelers and St. Paul have objected and continue to object to the plans of reorganization proposed by the Debtors in the Chapter 11 Cases; and

      WHEREAS, the Parties now wish to enter into an agreement to settle the outstanding disputes referred to above and to release the St. Paul Travelers Entities as set forth herein from any further obligations under the Subject Policies, as well as to effect the buyback of the Subject Policies thereby terminating all of the St. Paul Travelers Entities' respective obligations under, and the Congoleum Entities' respective rights in, the Subject Policies;

      NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein, and intending to be legally bound hereby, subject to the satisfaction of all the conditions precedent as set forth in Section II of this Settlement and Buyback Agreement (where and when applicable), the Parties do hereby agree as follows:

I.    DEFINITIONS

      The following definitions apply to the capitalized terms herein wherever those terms appear in this Settlement and Buyback Agreement, including the prefatory paragraph, recitals, the Sections below and any exhibits attached hereto. Capitalized terms in the prefatory paragraph, recitals, and in the Sections below have the meanings ascribed to them therein to the extent they are not otherwise defined in this Definitions Section. Capitalized terms that are not defined in this Settlement and Buyback Agreement are given the meanings designated in the Eighth Modified Joint Plan of Reorganization as of March 17, 2006. Moreover, each defined term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter gender. The word "including" means "including but not limited to."

      A. "ABI" means American Biltrite Inc.

      B. "ABI Entities" means: (i) ABI; (ii) its respective present, direct and indirect, parents, subsidiaries and affiliates; (iii) the respective past and future, direct and indirect, parents, subsidiaries and affiliates of the Persons described in Sections I.B(i) and/or I.B(ii) only to the extent that any of the Persons described in Sections I.B(i) and/or I.B(ii) have the power to give the releases set forth in Section VI.C on behalf of the Persons described in this
Section I.B(iii); (iv) the respective past, present and future, direct and indirect, associated corporations and/or entities of the Persons described in Sections I.B(i) through I.B(iii), inclusive, but only in their capacity as such and only to the extent that any of the Persons described in Sections I.B(i) and/or I.B(ii) have the power to give the releases set forth in Section VI.C on behalf of the Persons described in this Section I.B(iv); (v) the direct and indirect predecessors, successors and assigns of each of the foregoing Persons described in Sections I.B(i) through I.B(iv), inclusive, except, in the case of predecessors, only to the extent that any of the Persons described in Sections I.B(i) through I.B(iv), inclusive, have the power to give the releases set forth in Section VI.C on behalf of such predecessors; and (vi) the respective officers, directors, employees, shareholders, agents, principals, attorneys and representatives of the Persons described in Sections I.B(i) through I.B(v), inclusive, but only when acting in their capacity as such and only to the extent any of the Persons described in Sections I.B(i) through I.B(v), inclusive, have the power to give the releases set forth in Section VI.C on behalf of the Persons described in this Section I.B(vi). Any Person who meets the definition set forth above shall be individually referred to as an "ABI Entity." Other than ABI and any other ABI Entity for which no Congoleum Entity has the power to give the releases set forth in Section VI, any Person who meets the definition of both "ABI Entity" and "Congoleum Entity," as such term is defined in Section I.H below, shall be treated for all purposes under the Settlement and Buyback Agreement as a "Congoleum Entity." ABI and any other ABI Entity for which no Congoleum Entity has the power to give the releases set forth in Section VI shall be treated only as "ABI Entities" and not as "Congoleum Entities" under this Settlement and Buyback Agreement.

      C. "ACC" means the Asbestos Claimants' Committee in the Chapter 11 Cases.

      D. "Approval Order" means an order of the Court, in the form of Exhibit A hereto with such changes, if any, to which the St. Paul Travelers Entities will have consented in writing, or such other substantially similar form that does not materially or adversely affect the rights of the St. Paul Travelers Entities under the Settlement and Buyback Agreement, and that: (i) approves this Settlement and Buyback Agreement and the compromise and settlement memorialized herein; and (ii) provides that this Settlement and Buyback Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including the Reorganized Debtors and the Plan Trust; and (iii) provides that this Settlement and Buyback Agreement is an Asbestos Insurance Settlement Agreement.

      E. "Business Day" means any day other than a Saturday, Sunday or other "legal holiday" as defined in Federal Bankruptcy Rule 9006(a).

      F. "Claim" means:

            (i) "Claim" as that term is defined in the Section 101(5) of the Bankruptcy Code;

            (ii) "Demand" as that term is defined in the Section 524(g)(5) of the Bankruptcy Code; and/or

            (iii) Any past, present or future, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, concealed or disclosed, fixed or contingent, direct or indirect claim, complaint, cross-complaint, counterclaim, affirmative defense, writ, demand, inquiry, request, suit, lawsuit, liability, action, cause of action, administrative proceeding, governmental action, order, judgment, settlement, lien, loss, cost or expense, and whether in law, equity, admiralty, or otherwise, and whether for economic loss, general damages, medical monitoring, punitive damages, attorneys' fees or otherwise.

      G. "Confirmation Order" means an order or orders entered by the Court in the Chapter 11 Cases that:

            (i) Confirms the Plan;


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

            (ii) Has the effect of providing that the Asbestos Channeling Injunction applies in full to the St. Paul Travelers Entities and the ABI Entities with respect to Plan Trust Asbestos Claims and Demands; Asbestos Claims and Demands; Derivative Actions; and any other Claims which are channeled pursuant to the Asbestos Channeling Injunction.

            (iii) Specifies that: (a) the St. Paul Travelers Entities are Settling Asbestos Insurance Companies or incorporates by reference the schedule referred to in Section II.B below; (b) any prerequisites to permit the designation of the St. Paul Travelers Entities as Settling Asbestos Insurance Companies under the terms of the Plan have been satisfied; and (c) Settling Asbestos Insurance Companies are entitled to all of the benefits of the Asbestos Channeling Injunction as Protected Parties;

            (iv) Provides that all of the Congoleum Entities' obligations and rights under this Settlement and Buyback Agreement shall be binding on and inure to the benefit of the Plan Trust and the Plan Trustee, and each of the foregoing shall become fully bound to all of the terms and conditions of this Settlement and Buyback Agreement, including the releases in
      Section VI, and of the Approval Order without the need for further act or documentation of any kind (which may be accomplished by a provision that makes all Asbestos Insurance Settlement Agreements, including this Settlement and Buyback Agreement, and related approval orders, including the Approval Order, binding upon and inure to the benefit of the Plan Trust and the Plan Trustee); and

            (v) Specifies that the Congoleum Entities, the ABI Entities, the FCR, the Plan Trustee, the ACC, and/or the Claimants' Representative may not seek to terminate, reduce or limit the scope of the Asbestos Channeling Injunction or any other injunction with respect to any St. Paul Travelers Entities and any ABI Entities.

      H. "Congoleum Entities" means: (i) the Debtors; (ii) Congoleum Corporation as the parent of Congoleum Fiscal, Inc. and Congoleum Sales, Inc.; (iii) the Debtors' respective present, direct and indirect, subsidiaries and affiliates;
(iv) the respective past and future, direct and indirect, parents, subsidiaries and affiliates of the Persons described in Sections I.H(i) through I.H(iii), inclusive, only to the extent that any of the Persons described in Sections I.H(i) through I.H(iii), inclusive, have the power to give the releases set forth in Section VI on behalf of the Persons described in this Section I.H(iv);
(v) the respective past, present and future, direct and indirect, associated corporations and/or entities of the Persons described in Sections I.H(i) through I.H(iv), inclusive, but only in their capacity as such and only to the extent that any of the Persons described in Sections I.H(i) through I.H(iv), inclusive, have the power to give the releases set forth in Section VI on behalf of the Persons described in this Section I.H(v); (vi) any other insureds under the Subject Policies, only to the extent that the Persons described in Sections I.H(i) through I.H.(v), inclusive, have the power to give the releases set forth in Section VI on behalf of the Persons described in this Section I.H(vi); (vii) the direct and indirect predecessors, successors and assigns of each of the foregoing Persons described in Sections I.H(i) through I.H(vi), inclusive, except, in the case of predecessors, only to the extent that any of the Persons described in Sections I.H(i) through I.H(vi), inclusive, have the power to give the releases set forth in Section VI on behalf of such predecessors; and (viii) the respective officers, directors, employees, shareholders, agents, principals, attorneys and representatives of the Persons described in Sections I.H(i) through I.H(vii), inclusive, but only when acting in their capacity as such and only to the extent that any of the Persons described in Section I.H(i) through I.H(vii), inclusive, have the power to give the releases set forth in Section VI on behalf of the Persons described in this Section I.H(viii). Any Person who meets the definition set forth above shall be individually referred to as a "Congoleum Entity." Notwithstanding anything in this Settlement and Buyback Agreement to the contrary, the term "Congoleum Entities" does not include ABI or any ABI Entity for which no Congoleum Entity has the power to give the releases set forth in Section VI.

      I. "Court" means the Bankruptcy Court or the United States District Court for the District of New Jersey or other court of competent jurisdiction.

      J. "Coverage Action" means the action pending in the Superior Court of New Jersey, Law Division, Middlesex County, captioned, Congoleum Corporation v. ACE American Insurance Company, et al., Docket No. MID-L-8908-01.

      K. "Execution Date" means the earliest date on which this Settlement and Buyback Agreement has been signed by all of the signatories hereto as reflected by the last dated signature entered on the signature page.

      L. "FCR" means the Futures Representative appointed pursuant to the Bankruptcy Court's February 18, 2004 Order in the Chapter 11 Cases, solely in his capacity as such, together with his successors and assigns, solely in their respective capacities.

      M. "Final Order" means an order as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, to petition for certiorari, to reargue, to rehear or to reconsider shall have been waived in writing by the Person possessing such right, or, in the event that an appeal, writ of certiorari, or reargument, rehearing or reconsideration thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument, rehearing or reconsideration was sought, and the time to take any further appeal, petition for certiorari, or move for reargument, rehearing or reconsideration shall have expired, and no such further appeal, petition for certiorari, or motion for reargument, rehearing or reconsideration shall have been filed.

      N. "Parties" means the Congoleum Entities, the ABI Entities, and the St. Paul Travelers Entities.

      O. "Person" means any natural or legal entity or person, including an individual, a corporation, a partnership, an association, a trust, a joint venture, a union, any other entity or organization, and any federal, state or local government or any governmental or quasi-governmental body or political subdivision or any agency, department, board or instrumentality thereof.

      P. "Plan" means the Eighth Modified Joint Plan of Reorganization, filed by the Debtors on _March 17, 2006 in the Bankruptcy Court, as such Plan may be modified from time to time in accordance with the terms thereof, provided, however, that such modifications:

            (i) Are consistent with the rights and benefits provided to the St. Paul Travelers Entities under this Settlement and Buyback Agreement and with the duties and obligations of, and releases provided by, the Congoleum Entities and the ABI Entities under this Settlement and Buyback Agreement; and

            (ii) Do not otherwise have a material adverse effect on the interests of the St. Paul Travelers Entities under this Settlement and Buyback Agreement.

      Q. "Plan Effective Date" means the earlier of: (i) the "Effective Date" as that term is defined in the Plan; or (ii) the first Business Day after the date on which all of the conditions precedent to the effectiveness of the Plan specified in the Plan have been satisfied or waived, or, if a stay of the Confirmation Order is in effect on such date, the first Business Day after the expiration, dissolution, or lifting of such stay.

      R. "Settlement and Buyback Amount" means the sum of Twenty-Five Million U.S. Dollars ($25,000,000) in cash, certified or cashiers check, or wire transfer, at the option of Travelers.

      S. "St. Paul" means St. Paul Fire and Marine Insurance Company.

      T. "St. Paul Travelers Entities" means: (i) The St. Paul Travelers Companies, Inc., Travelers, St. Paul, and their respective past, present and future, direct and indirect, parents, subsidiaries, affiliates and associated corporations and/or entities; (ii) the predecessors, successors and assigns of each of the foregoing Persons described in Section I.T(i), no matter the degree of removal from the Persons described in Section I.T(i) (which terms shall include any Person who assumes the liabilities of any of the foregoing Persons described in Section I.T(i) and (ii) with the approval of the appropriate insurance commissioner or other official); and (iii) the respective officers, directors, employees, shareholders, agents, principals, attorneys, and representatives of the Persons described in Sections I.T(i) and I.T(ii), but only when acting in their capacity as such. Any Person who meets the definition set forth above shall be individually referred to as a "St. Paul Travelers Entity."

      U. "Subject Policies" means all policies of insurance, whether the policies are primary, umbrella, excess or otherwise, and whether called liability, first party, third party, property, environmental impairment, employer liability or otherwise and whether known or unknown, issued by any St. Paul Travelers Entity prior to the Execution Date: (i) to any Congoleum Entity; and/or (ii) under which any Congoleum Entity claims to be entitled to insurance, rights or benefits, except for the statutory portion of any workers' compensation policy. Notwithstanding the above, the Parties agree that: (a) Policy Nos. QK09000534, QK09000747, 06 XN 22205576, 0369JM0112, OC06900058, and
MOC 0645B63A issued by one or more of the St. Paul Travelers Entities to ABI shall be deemed "Subject Policies" but only with respect to Claims arising from, relating to or involving asbestos-related Claims, including but not limited to

Plan Trust Asbestos Claims (recognizing that the Parties agree that each of the first three above-mentioned policies contains an asbestos exclusion and that each of the last three above-mentioned policies does not afford liability insurance coverage), and only with respect to the rights of a Congoleum Entity thereunder; and (b) with respect to policies issued by a St. Paul Travelers Entity to any ABI Entities or any other Person other than one of the Congoleum Entities, "Subject Policies" shall include only the rights of a Congoleum Entity thereunder, and shall not include the rights of any other Person, including any ABI Entity, thereunder. For the purposes of this Settlement and Buyback Agreement, the Parties agree that "Subject Policies" shall not include: (x) any policy of insurance issued by a Person that is not a St. Paul Travelers Entity as of the Execution Date that acquires, is merged into, or is acquired by a St. Paul Travelers Entity on or after the Execution Date; (y) any policy of insurance issued to a Person that was not a Congoleum Entity on or before the Execution Date, except to the extent that a Congoleum Entity had rights thereunder which arose on or before the Execution Date; and/or (z) any policy of insurance set forth in Exhibit C hereto.

      V. "Travelers" means Travelers Casualty and Surety Company, formerly known as The Aetna Casualty and Surety Company.

      W. "Trigger Date" means the date on which all of the conditions precedent set forth in Section II of this Settlement and Buyback Agreement have occurred.

II.   CONDITIONS PRECEDENT

      The obligations of the St. Paul Travelers Entities set forth in Section III and the obligations of and releases by the Parties set forth in any other provision in this Settlement and Buyback Agreement made subject to this Section II are subject to and made expressly contingent upon the satisfaction of each of the following conditions precedent:

      A. The Approval Order shall have become a Final Order;

      B. A schedule shall have been filed with the Bankruptcy Court prior to the conclusion of the Confirmation Hearing, listing the St. Paul Travelers Entities as Settling Asbestos Insurance Companies and such schedule shall not have been amended to remove the St. Paul Travelers Entities from such schedule;

      C. If and to the extent required under the terms of the Plan, any necessary prerequisites to permit the designation of the St. Paul Travelers Entities as Settling Asbestos Insurance Companies, entitled to all of the benefits and protections of the Asbestos Channeling Injunction as Protected Parties, under the terms of the Plan have been satisfied;

      D. Congoleum shall have filed a modified Plan which provides injunctive relief under Section 105(a) as set forth in Section IV.B for Claims that are not related to asbestos but that arise out of or relate to the Subject Policies or the insuring relationship of the relevant St. Paul Travelers Entities with the relevant Congoleum Entities (the "105(a) Relief") in favor of the St. Paul Travelers Entities in form and substance acceptable to the St. Paul Travelers Entities, and shall use reasonable best efforts to obtain Court approval of said modified Plan. The requirement of reasonable best efforts shall be deemed to be satisfied if:


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

            (i) The Debtors affirmatively support the 105(a) Relief, brief responses to any objections to the 105(a) Relief on all appropriate grounds and advocate for, and defend against objections to, the 105(a) Relief in all hearings and other proceedings in which such relief is in issue, all in reasonable consultation with the St. Paul Travelers Entities;

            (ii) After the Debtors shall have complied with their obligations set forth in subparagraph (i) above, the Court, including without limitation, any appellate court of competent jurisdiction, declines to confirm the Plan solely as a result of the 105(a) Relief, in which case the Debtors will not be obligated to appeal denial of confirmation if the only basis for such denial was the inclusion of the 105(a) Relief;

            (iii) After the Debtors shall have complied with their obligations set forth in subparagraph (i) above, the Court, including without limitation, any appellate court of competent jurisdiction, determines to stay the effectiveness of the Plan or the Confirmation Order solely as a result of the 105(a) Relief, in which case the St. Paul Travelers Entities will not oppose the removal of the 105(a) Relief from the Plan; and

            (iv) The Court determines to deny confirmation on grounds in addition to the 105(a) Relief and if the Debtors, or any other party, determine to appeal denial of confirmation, the Debtors will include denial of the 105(a) Relief as one of the issues on appeal, or in response to the appeal of any other party, and shall brief, argue and prosecute the appeal of the denial of the 105(a) Relief in all levels of appeal and further review that the Debtors or such other party elect to pursue, all in reasonable consultation with the St. Paul Travelers Entities.

      E. The Confirmation Order shall: (i) be in conformity with the definition of Confirmation Order in Section I.G above; (ii) be in form and substance reasonably acceptable to the St. Paul Travelers Entities and otherwise consistent with the terms of this Settlement and Buyback Agreement; and (iii) shall have become a Final Order;

      F. Congoleum: (i) shall have filed a modified Plan which both (a) provides the ABI Entities with the benefits and protections of the Asbestos Channeling Injunction as Protected Parties identical or equivalent to those provided under the Eighth Modified Joint Plan of Reorganization, which benefits and protections, if not identical to those found in the Eighth Modified Joint Plan of Reorganization, are in conformity with, and no less favorable to the ABI Entities than, those provided under the Eighth Modified Plan of Reorganization and are in form and substance acceptable to the St. Paul Travelers Entities and also (b) provides and/or clarifies that the ABI Entities are entitled to the benefits and protections of the Asbestos Channeling Injunction as Protected Parties with respect to Congoleum Derivative Actions, as that term is defined in Exhibit F, or in an equivalent definition in conformity with the definition of Congoleum Derivative Actions and which is acceptable in form and substance to the St. Paul Travelers Entities (Congoleum Derivative Actions and their equivalents being herein collectively defined as "Derivative Actions"); (ii) Congoleum and the ABI Entities shall use reasonable best efforts to obtain entry


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

of an order confirming such modified Plan which provides all of the benefits and protections described in this Section II. F(i) under the Asbestos Channeling Injunction to the ABI Entities; (iii) an order confirming such modified plan providing all such benefits and protections under this Section II.F(i) to the ABI Entities under the Asbestos Channeling Injunction shall have become a Final Order, which Final Order, as it pertains to such benefits and protections, is in conformity with this Section II.F(i) and is acceptable in form and substance to the St. Paul Travelers Entities and which Final Order cannot be modified, limited or terminated without the consent of the St. Paul Travelers Entities; and (iv) the Effective Date of such modified Plan as described in this Section II.F shall have occurred. For the avoidance of doubt, Congoleum Derivative Actions and Derivative Actions do not include Claims for, based on, derivative of, arising out of, or caused or allegedly caused (x) by exposure to asbestos or asbestos-containing products manufactured, supplied, distributed, handled , fabricated, stored, sold, installed or removed by any ABI Entity (and not by any Congoleum Entity) or (y) by services, actions or operations provided, completed, or taken by any ABI Entity (and not by any Congoleum Entity) in connection with asbestos or asbestos-containing products manufactured, supplied, distributed, handled, fabricated, stored, sold, installed or removed by any ABI Entity (and not by any Congoleum Entity).

      G. The Plan Effective Date shall have occurred; and

      H Congoleum Corporation or the Plan Trust shall have notified the St. Paul Travelers Entities that all of the conditions precedent described in Sections II.A through II.G, inclusive, have occurred and in fact they have occurred.

Travelers and St. Paul, at their sole option and in their sole discretion, shall have the right to waive the satisfaction of any or all of the conditions precedent described in Sections II.B through II.H, inclusive, including any subsection(s) thereof, by delivery of written notice thereof to Congoleum Corporation and ABI pursuant to Section XVI below, and any condition so waived shall be deemed irrevocably waived and satisfied for all purposes of this Settlement and Buyback Agreement.

III.  PAYMENT

      A. Travelers shall pay the Settlement and Buyback Amount, on behalf of the St. Paul Travelers Entities, to the Plan Trust, or as otherwise directed by the Court consistent with the terms of this Settlement and Buyback Agreement, on the following payment schedule:

            (i) Within thirty (30) calendar days following the Trigger Date, Travelers shall pay, on behalf of the St. Paul Travelers Entities, Twelve Million Five Hundred Thousand Dollars ($12,500,000) (the "First Payment Date"); and

            (ii) One year after the First Payment Date, Travelers shall pay, on behalf of the St. Paul Travelers Entities, the remaining Twelve Million Five Hundred Thousand Dollars ($12,500,000) of the Settlement and Buyback Amount.


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

      B. The Parties agree that the payments made pursuant to this Settlement and Buyback Agreement are for Claims against the Congoleum Entities, including Asbestos Claims.

IV.   LITIGATION AND BANKRUPTCY OBLIGATIONS

      A. No later than five (5) Business Days following the Execution Date, the Debtors shall:

            (i) File, and take all steps to pursue granting of, a motion pursuant to Federal Rule of Bankruptcy Procedure 9019 and Section 363 of the Bankruptcy Code, in a form that is reasonably acceptable to the St. Paul Travelers Entities, seeking the Bankruptcy Court's entry of the Approval Order;

            (ii) Serve the motion and notice of a hearing on such motion in a form, manner and scope that is in compliance with all applicable Bankruptcy Rules upon: (a) the "Core Service List" and the "Master Service List," each as defined in the Order Establishing Case Management and Administrative Procedures, dated February 25, 2004, and the "Master E-Mail Service List," as defined in the Order (1) Amending The Order Establishing Case Management and Administrative Procedures Entered On February 25, 2004 And The Order Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals Entered On February 10, 2004 And (2) Allowing Notice By E-Mail And Establishing Procedures Therefor, dated September 6, 2005; (b) the Claimants' Representative; (c) the Office of the United States Trustee; (d) the FCR and counsel to the FCR; (e) the ACC's members and its counsel; (f) parties who have filed a notice of appearance in these Chapter 11 Cases; (g) the Collateral Trustee (the "Collateral Trustee") of the Congoleum Collateral Trust (the "Collateral Trust") established pursuant to a Collateral Trust Agreement dated April 16, 2003; (h) ABI and counsel to ABI; (i) counsel to all known holders of Asbestos Claims as reflected in the proofs of claim filed in these Chapter 11 Cases, claims submitted in connection with the Settlement Between Congoleum Corporation and Various Asbestos Claimants attached as Exhibit E to the Disclosure Statement with respect to the Plan (the "Claimant Agreement"), or ballots submitted in connection with these Chapter 11 Cases; (j) all known holders of Asbestos Claims whose counsel is not included within the preceding clause who, as of at least ten (10) Business Days prior to the Hearing, became known through filing of a proof of claim; (k) the members of the bondholders' committee and counsel to such committee and (l) any notice in addition to that described in Sections IV.A(i)(a) through IV.A(i)(l), inclusive, in such other manner as the St. Paul Travelers Entities may reasonably direct, with any such additional service to be at the cost of the St. Paul Travelers Entities; and

            (iii) Seek a hearing on the motion no later than thirty (30) days following the Execution Date, provided that they shall not be obligated to seek such hearing on shortened notice.

The Debtors shall use their reasonable best efforts to have the Bankruptcy Court enter the Approval Order as soon as reasonably possible. The St. Paul Travelers Entities shall support the Debtors' efforts to obtain such approval.

      B. Following the Execution Date, the Debtors shall file modifications to the Plan, in a form reasonably acceptable to Travelers and St. Paul, pursuant to
Section 1127 of the Bankruptcy Code, to include an injunction pursuant to
Section 105(a) of the Bankruptcy Code that permanently enjoins all holders of Claims not relating to asbestos from asserting against the St. Paul Travelers Entities any such Claims, provided that they arise out of or relate to the Subject Policies or the insuring relationship of the relevant St. Paul Travelers Entities with the relevant Congoleum Entities, but such injunction shall not affect or modify the rights of Insured Persons under policies of insurance except to the extent released in Section VI. The term Insured Persons in the preceding sentence shall mean those Persons specifically identified as named insureds, insureds, additional insureds, additional named insureds, persons insured, assureds or those Persons otherwise insured by means of a specific policy provision or endorsement. The Debtors shall use their reasonable best efforts to obtain Bankruptcy Court approval of the Plan as so modified to incorporate such Section 105(a) injunctive relief in favor of the St. Paul Travelers Entities, and the St. Paul Travelers Entities shall support the efforts of the Debtors to obtain approval of such Section 105(a) injunctive relief.

      C. As of the Execution Date, the Parties shall file no further discovery, motions, objections and/or Claims against each other in the Chapter 11 Cases; provided, however, that the St. Paul Travelers Entities shall have the right to file their own objections and to join in objections to confirmation filed by other parties, and to prosecute all such objections and oppose confirmation of the Plan as currently filed if the Approval Order has not been entered by the date when such action is required by the Court. The Parties fully reserve all of their rights pertaining to discovery, motions, objections and Claims made prior to the Execution Date in the Chapter 11 Cases until such time as the Approval Order becomes a Final Order. Nothing within this Section IV.C shall prevent any Party from participating in any hearing or proceeding in the Chapter 11 Case. Within three (3) Business Days of the Court's entry of the Approval Order, Travelers and St. Paul shall withdraw any and all objections they have made to the Plan and any and all pending discovery, motions, objections, Claims, and any appeals or notices of appeal that they have made in the Chapter 11 Cases, and the St. Paul Travelers Entities shall not pursue any Claim against the Debtors in the Chapter 11 Cases. Within three (3) Business Days of the Court's entry of the Approval Order, the Congoleum Entities and the ABI Entities shall withdraw any and all pending discovery, Claims, motions and any appeal or notices of appeal that they have made in the Chapter 11 Cases to the extent that such pending discovery, Claims, motions and any appeal or notices of appeal involve the St. Paul Travelers Entities, and the Congoleum Entities and the ABI Entities shall not pursue any Claim against any of the St. Paul Travelers Entities in the Chapter 11 Cases. Upon the Court's entry of the Approval Order, the St. Paul Travelers Entities shall not object to or oppose confirmation of the Plan and shall not appeal the Confirmation Order. Subject to Section IX, prior to the Trigger Date, no provisions of the Plan or the Plan Documents, findings of fact in the Confirmation Order, conclusions of law in the Confirmation Order, or other rulings of the Court in the context of the proceedings on confirmation of the Plan shall be used by the Plan Trust or any other Person as evidence in any way in any proceeding involving a St. Paul Travelers Entity, nor shall they have any evidentiary, res judicata, collateral estoppel or other preclusive or other effect against any of the St. Paul Travelers Entities in any proceeding (the "No Use/No Effect Restriction"); provided, however, that this No Use/No Effect Restriction shall not apply after the Trigger Date, again subject to Section IX.

      D. Prior to the conclusion of the Confirmation Hearing, (i) the Debtors shall have designated the St. Paul Travelers Entities as Settling Asbestos Insurance Companies on the schedule of Settling Asbestos Insurance Companies filed by the Debtors; and (ii) any necessary prerequisites under the terms of the Plan have been satisfied so as to permit the designation of the St. Paul Travelers Entities as Settling Asbestos Insurance Companies, entitled to all of the benefits and protections of the Asbestos Channeling Injunction as Protected Parties.

      E. The Congoleum Entities, the ABI Entities, and the Plan Trustee shall not seek to terminate, or reduce or limit the scope of the Asbestos Channeling Injunction, with respect to the St. Paul Travelers Entities after the Confirmation Order becomes a Final Order.

      F. The Congoleum Entities shall use their reasonable best efforts to obtain in the Approval Order the protection of a sale free and clear pursuant to
Section 363(f) of the Bankruptcy Code for the buyback of all of the Debtors' interests in the Subject Policies.

      G. The Parties agree that no Party will seek to reject this Settlement and Buyback Agreement as an executory contract in the Chapter 11 Cases or any other bankruptcy case.

      H. Within three (3) Business Days of the Execution Date, Congoleum Corporation, Travelers and St. Paul shall submit a Consent Order to the court in the Coverage Action seeking a dismissal without prejudice of all of the Claims each has asserted against the other in the Coverage Action. The Consent Order shall provide that, on the Trigger Date, such dismissals shall convert, without any need for further act or deed, to dismissals with prejudice. The Consent Order shall further provide that, in the event that the Settlement and Buyback Agreement becomes null and void pursuant to its terms, then any Congoleum Entity and any St. Paul Travelers Entity, to the extent it has the right to do so, may re-institute litigation against each other, in accordance with Section V.B(viii) below, and that neither the "Entire Controversy Doctrine" nor New Jersey Rule 4:30A nor any analogous doctrine or rule shall bar any such Congoleum Entity and any such St. Paul Travelers Entity from asserting, in such litigation, the same or substantially similar Claims and/or defenses to those asserted in the Coverage Action. Any such Congoleum Entity or any such St. Paul Travelers Entity may also file and/or assert any Claims and/or defenses which have arisen since the trial of the Coverage Action began on August 2, 2005. Each Party is to bear its own fees and costs in the Coverage Action and in the Chapter 11 Cases. Notwithstanding the above, nothing in this Section IV.H shall affect the rights of the ABI Entities.

V.    TERMINATION OF SETTLEMENT AND BUYBACK AGREEMENT

      A. After the Execution Date, this Settlement and Buyback Agreement shall become null and void upon the occurrence of any of the following contingencies:

            (i) The failure of the Coverage Court to enter the Consent Order described in Section IV.H above;

            (ii) The entry by the Court of an order confirming a Chapter 11 plan of reorganization for the Debtors other than the Plan;

            (iii) The entry by the Court of an order that states that the St. Paul Travelers Entities are not Settling Asbestos Insurance Companies;

            (iv) The entry of a Final Order denying approval of the Settlement and Buyback Agreement;

            (v) The entry of an order by the Court converting the Chapter 11 Cases into Chapter 7 cases or dismissing the Chapter 11 Cases;

            (vi) The entry of an order by the Court appointing a trustee or an examiner possessing the rights, powers and duties reasonably and substantially equivalent to those of a trustee in the Chapter 11 Cases as described in Section 1106(a) of the Bankruptcy Code; or

            (vii) The proposal or filing of a plan of reorganization by the Debtors that: (a) is inconsistent with the rights and benefits provided to the St. Paul Travelers Entities under this Settlement and Buyback Agreement and/or with the duties and obligations of, and releases provided by, the Congoleum Entities under this Settlement and Buyback Agreement; and/or (b) otherwise has a material adverse effect on the interests of the St. Paul Travelers Entities under this Settlement and Buyback Agreement.

Travelers, in its sole option and in its sole discretion, shall have the right to waive, in writing, any of the contingencies set forth in Sections V.A(i) through V.A(vii), inclusive, by notice to the Persons described in the notice provisions in Section XVI below within thirty (30) Business Days of the occurrence of any such contingency(ies), and any such contingency(ies) so waived shall be deemed irrevocably waived and satisfied. If all such contingencies are so waived or are satisfied, then this Settlement and Buyback Agreement shall continue in full force and effect.

      B. Notwithstanding anything in this Settlement and Buyback Agreement to the contrary, in the event that this Settlement and Buyback Agreement becomes null and void pursuant to Section V.A above:

            (i) The Settlement and Buyback Agreement, except for Sections I, IV.H, V, IX, XII, XVI and XVII (which Sections shall remain in full force and effect), shall be vitiated and shall be a nullity;

            (ii) Travelers, on behalf of the St. Paul Travelers Entities, shall not be obligated to pay the Settlement and Buyback Amount pursuant to this Settlement and Buyback Agreement;

            (iii) None of the St. Paul Travelers Entities, none of the ABI Entities, and none of the Congoleum Entities shall be bound by the terms of any Approval Order;

            (iv) None of the St. Paul Travelers Entities shall be designated as, and none of the St. Paul Travelers Entities shall receive the benefits or protections of, a Settling Asbestos Insurance Company, and none of the St. Paul Travelers Entities shall be entitled to benefit from any injunctive or related benefit provided for in the Plan, Confirmation Order, or otherwise in the Chapter 11 Cases, including any injunction or benefit provided under the authority of Sections 105, 363, or 524(g) of the Bankruptcy Code;

            (v) The St. Paul Travelers Entities, the ABI Entities, and the Congoleum Entities shall have all the rights, defenses and obligations under or with respect to any Subject Policies that they would have had absent this Settlement and Buyback Agreement;

            (vi) Any otherwise applicable statutes of limitations or repose, or other time-related limitation, shall be deemed to have been tolled for the period from the Execution Date through the thirtieth day after receipt of notice by any of the Parties that any of the contingencies listed in Sections V.A(i) through V.A(vii), inclusive, has/have occurred so that the Settlement and Buyback Agreement becomes null and void, and no Party shall assert or rely on any time-related defense to any Claim by any St. Paul Travelers Entity, ABI Entity, or Congoleum Entity related to such period;

            (vii) The releases set forth in Section VI below shall become null and void ab initio;

            (viii) Any Party who was a party in the Coverage Action may elect to re-file a coverage action against any other party in the Coverage Action. Such a new coverage action shall be called the "New Coverage Action." All discovery taken in the Coverage Action or in relationship to any of the Plan's previous versions, and any and all evidence admitted, testimony taken, and rulings of the Court entered in the trial of the Coverage Action between August 2, 2005 and September 6, 2005 may be used in the New Coverage Action. No rulings of the court, conclusions of law, or findings of fact entered in the Coverage Action after September 7, 2005, shall be used as evidence in any way in any proceeding involving a St. Paul Travelers Entity or Congoleum Entity or have any evidentiary, res judicata, collateral estoppel or preclusive or other effect against any such St. Paul Travelers Entity or Congoleum Entity in the New Coverage Action. The Parties agree that neither the "Entire Controversy Doctrine" of New Jersey nor New Jersey Rule 4:30A nor any analogous doctrine or rule shall bar any such Congoleum Entity and any such St. Paul Travelers Entity from asserting, in such litigation, the same or substantially similar Claims and/or defenses to those asserted in the Coverage Action. Additionally, any such St. Paul Travelers Entity or any such Congoleum Entity may file and/or assert any Claims and/or defenses which have arisen since the date the trial of the Coverage Action began, on August 2, 2005. In the event of a New Coverage Action, the St. Paul Travelers Entities shall have the right to examine or cross-examine any witnesses designated by any of the Parties in the New Coverage Action who were not examined or cross-examined by Travelers and St. Paul prior to the closing of the trial in the Coverage Action before any such testimony or evidence adduced from or introduced through such witnesses can be used in any way in the New Coverage Action by any Congoleum Entity. Notwithstanding the above, nothing in this Section V.B(viii) shall affect the rights of the ABI Entities; and

            (ix) The St. Paul Travelers Entities may pursue any and all objections, whether to confirmation of a Chapter 11 plan of reorganization for the Congoleum Entities, or otherwise.

VI.   BUYBACK AND TERMINATION OF POLICY RIGHTS AND RELEASE

      A. Effective immediately upon the Execution Date, but subject to satisfaction of the conditions precedent, as set forth in Section II above, the Congoleum Entities remise, release, acquit and forever discharge the St. Paul Travelers Entities from any Claims arising from, relating to or involving the Subject Policies, including, but not limited to (i) any Claims arising from, relating to or involving asbestos-related Claims, including, but not limited to, Plan Trust Asbestos Claims, and (ii) any Claims that were or could have been brought in the Coverage Action.

      B. For the avoidance of doubt, the Parties hereby confirm that the releases granted by the Congoleum Entities to the St. Paul Travelers Entities as set forth in Section VI.A are intended to include and do include releases from any and all Claims that any Congoleum Entity ever had, now has or may in the future have against any of the St. Paul Travelers Entities arising from or related to what is commonly referred to as bad faith or insurer misconduct and which includes: (i) the insurance relationship between any St. Paul Travelers Entity and any Congoleum Entity and any obligations of any St. Paul Travelers Entity under or in connection with such relationship; (ii) the obligations of any St. Paul Travelers Entity to any Congoleum Entity as a result of (a) issuance of the Subject Policies, (b) the handling of Claims against any Congoleum Entity, (c) the defense or trial of Claims against any Congoleum Entity, or (d) the settlement of Claims against any Congoleum Entity; (iii) any and all acts or omissions by any St. Paul Travelers Entity in connection with Claims made against any Congoleum Entity; (iv) any and all Claims arising from or relating to loss prevention or engineering acts or omissions by any St. Paul Travelers Entity performed in connection with the insurance relationship between any St. Paul Travelers Entity and any Congoleum Entity; (v) any Claims with respect to payments made by any St. Paul Travelers Entity to or on behalf of any Congoleum Entity prior to the Execution Date; and (vi) any actual or alleged bad faith, fraud, unfair competition, breach of contract, breach of duty of good faith and fair dealing, violation of insurance statute or regulation or extra-contractual liability of any kind, type or description, including any and all Claims that arise under or from the laws, whether statutory, common or otherwise, of one or more of the fifty (50) states or any other jurisdiction.

      C. Effective immediately upon the Execution Date, but subject to satisfaction of the conditions precedent, as set forth in Section II above, the ABI Entities remise, release, acquit and forever discharge the St. Paul Travelers Entities from any Claims arising from, relating to or involving: (i) the Subject Policies; (ii) Plan Trust Asbestos Claims; (iii) Asbestos Claims;
(iv) Derivative Actions; and (v) any Claims arising from or related to what is commonly referred to as bad faith and includes Claims for unfair and deceptive acts, breach or violation of statutory duties, breach of fiduciary duties, and breach of the covenant of good faith and fair dealing solely to the extent such Claims arise out of or relate to the Claims released in Sections VI.C(i) through VI.C(iv), inclusive and are not reserved in the following sentence. Notwithstanding the foregoing sentence and any other provision of this Settlement and Buyback Agreement to the contrary, the ABI Entities specifically reserve, and do not remise, release, acquit or discharge the St. Paul Travelers Entities from, any and all Claims and rights arising from, relating to or involving: (x) any policies issued to any ABI Entities, including but not limited to, ABI, American Biltrite Rubber Co., Inc., ABI Rubber Co., Inc., and American Biltrite Rubber Corporation, except to the extent that such policies are Subject Policies; and (y) the Settlement Agreement by and between Continental Casualty Company, the Travelers Insurance Company, the Travelers Indemnity Company, Risk Enterprise Management, Ltd., The Aetna Casualty and Surety Company, Employers Insurance of Wausau, and American Biltrite Inc., dated February 1, 1996.

      D. Effective immediately upon the Execution Date, but subject to satisfaction of the conditions precedent, as set forth in Section II above, the St. Paul Travelers Entities remise, release, acquit and forever discharge the Congoleum Entities from any Claims arising from, relating to or involving the Subject Policies, including, but not limited to: (i) any Claims arising from, relating to or involving asbestos-related Claims, including, but not limited to, Plan Trust Asbestos Claims; and (ii) any Claims that were or could have been brought in the Coverage Action.

      E. For the avoidance of doubt, the Parties hereby confirm that the releases granted by the St. Paul Travelers Entities to the Congoleum Entities as set forth in Section VI.D are intended to include and do include releases from any and all Claims that any St. Paul Travelers Entity ever had, now has or may in the future have against any of the Congoleum Entities arising from or related to what is commonly referred to as reverse bad faith or policyholder misconduct and which includes: (i) the insurance relationship between any St. Paul Travelers Entity and any Congoleum Entity and any obligations of any Congoleum Entity under or in connection with such relationship; (ii) the obligations of any Congoleum Entity to any St. Paul Travelers Entity as a result of (a) issuance of the Subject Policies, (b) the handling of Claims against any Congoleum Entity, (c) the defense or trial of Claims against any Congoleum Entity, or (d) the settlement of Claims against any Congoleum Entity; (iii) any and all acts or omissions by any of the Congoleum Entities in connection with Claims made against any St. Paul Travelers Entity; and (iv) any actual or alleged bad faith, fraud, unfair competition, breach of contract, breach of duty of good faith and fair dealing, violation of insurance statute or regulation or extra-contractual liability of any kind, type or description, including any and all Claims that arise under or from the laws, whether statutory, common or otherwise, of one or more of the fifty (50) states or any other jurisdiction.

      F. Effective immediately upon the Execution Date, but subject to satisfaction of the conditions precedent, as set forth in Section II above, the St. Paul Travelers Entities remise, release, acquit and forever discharge the ABI Entities from any Claims arising from, relating to or involving: (i) the Subject Policies; (ii) Plan Trust Asbestos Claims; (iii) Asbestos Claims; (iv) Derivative Actions; and (v) any Claims arising from or related to what is commonly referred to as reverse bad faith and includes Claims for unfair and deceptive acts, breach or violation of statutory duties, breach of fiduciary duties, and breach of the covenant of good faith and fair dealing solely to the extent such Claims arise out of or relate to the Claims released in Sections VI.F(i) through VI.F(iv), inclusive. Notwithstanding the foregoing sentence and any other provision of this Settlement and Buyback Agreement to the contrary, the St. Paul Travelers Entities specifically reserve, and do not remise, release, acquit or discharge the ABI Entities from any and all Claims and rights arising from, relating to or involving: (x) any policies issued to any ABI Entities, including, but not limited to ABI, American Biltrite Rubber Co., Inc., ABI Rubber Co, Inc. and American Biltrite Rubber Corporation, except to the extent that such policies are Subject Policies; and (y) the Settlement Agreement by and between Continental Casualty Company, the Travelers Insurance Company, the Travelers Indemnity Company , Risk Enterprise Management, Ltd., The Aetna Casualty and Surety Company, Employers Insurance of Wausau, and American Biltrite, Inc., dated February 1, 1996.

      G. For the avoidance of doubt, none of the releases set forth herein shall release: (i) any of the Congoleum Entities', any of the ABI Entities' or any of the St. Paul Travelers Entities' respective obligations under this Settlement and Buyback Agreement, and the Parties hereby reserve and retain all rights in connection with the enforcement of this Settlement and Buyback Agreement; (ii) the Parties' rights and obligations under Policy Nos. QK09000534, QK09000747, 06 XN 22205576, 0369JM0112, OC06900058, and MOC 0645B63A issued by one or more St.
Paul Travelers Entities to ABI for Claims other than those arising from, relating to or involving asbestos-related Claims, including but not limited to Plan Trust Asbestos Claims (recognizing that the Parties agree that each of the first three such policies contains an exclusion for asbestos coverage and that the last three such policies do not afford liability insurance coverage); and/or
(iii) any reinsurance policy, contract or certificate issued by any St. Paul Travelers Entity and/or any reinsurance treaty in which any St. Paul Travelers Entity participates.

      H. In consideration of the promises contained in this Settlement and Buyback Agreement and consistent with the scope of the releases given in Section VI, effective immediately upon the Execution Date, but subject to the satisfaction of the conditions precedent, as set forth in Section II above: (i) the limits of liability of all of the Subject Policies are hereby deemed by the Parties to be fully extinguished for all Claims; (ii) any and all purported rights, duties, responsibilities and obligations of any St. Paul Travelers Entity alleged to have been created or that may be created by the Subject Policies and that have been released pursuant to Section VI are hereby deemed extinguished, terminated, canceled and otherwise fully satisfied; and (iii) any and all rights under the Subject Policies that have been released pursuant to
Section VI shall be and are extinguished, terminated and voided, subject to the terms and conditions of this Settlement and Buyback Agreement. The Subject Policies are to be thereafter treated as null and void, and no Person shall have the right hereafter to present or tender any Claim released pursuant to Section VI under the Subject Policies regardless of whether the Claim has been or could have been presented or tendered prior to the Trigger Date. In addition, as of the Trigger Date, any and all rights of the Debtors under the Subject Policies shall be and are deemed sold, transferred and conveyed to the St. Paul Travelers Entities pursuant to Section 363 of the Bankruptcy Code, free and clear of all Claims, liens, encumbrances and/or interests of any kind and/or nature whatsoever, to the extent permitted under Section 363(f) of the Bankruptcy Code. None of the St. Paul Travelers Entities shall have a duty or obligation to defend, pay defense costs, indemnify or otherwise to provide defense, indemnity, coverage, services or benefits of any kind whatsoever released pursuant to
Section VI under the Subject Policies. For the avoidance of doubt, this Section VI.H shall not apply to those insurance policies issued to any ABI Entities insofar as they provide coverage to any ABI Entities.

      I. The Congoleum Entities agree and jointly represent that the promises and consideration given by any of the St. Paul Travelers Entities pursuant to this Settlement and Buyback Agreement, including, but not limited to the payment of the Settlement and Buyback Amount by Travelers on behalf of the St. Paul Travelers Entities pursuant to this Settlement and Buyback Agreement, constitute a fair and reasonable exchange for: (i) the releases granted to St. Paul Travelers Entities in this Settlement and Buyback Agreement; (ii) the sale, transfer, conveyance and buyback of the rights and interests of the Congoleum Entities in the Subject Policies; and (iii) the designation of St. Paul Travelers Entities as Settling Asbestos Insurance Companies, entitled to the rights and benefits afforded to Settling Asbestos Insurance Companies under the Plan and as set forth in the Approval Order and the Confirmation Order, including the rights and benefits of the Asbestos Channeling Injunction and any other Section 105(a) and 524(g) injunctions that may be granted under the Plan, Approval Order and the Confirmation Order with respect to all Claims, including all Plan Trust Asbestos Claims and Indirect Asbestos Claims.

      J. Based upon the representation and warranty of the St. Paul Travelers Entities set forth in Section XI.C and the Parties' understanding regarding the corporate history of the Congoleum Entities, the Congoleum Entities do not claim to be entitled to insurance, rights or benefits, and, in fact, to the extent that they had or have any interest, expressly renounce any such interest in the policies and alleged policies set forth in Exhibit D hereto (the "Listed Policies") and agree that they have no right to assert any Claims under such Listed Policies and that there is no coverage available to them under such Listed Policies. For the avoidance of doubt, the Parties agree that they do not deem the Listed Policies to be Subject Policies because they agree that the Congoleum Entities do not have any interests or rights in the Listed Policies. If, after the Execution Date, a court of competent jurisdiction were to rule, after a final order on appeal, that a Congoleum Entity has an interest or right in a Listed Policy as defined above, or if, after the Execution Date, new information were to reveal that a Congoleum Entity has an interest or right in a Listed Policy as defined above, then such Listed Policy will be deemed a Subject Policy.

      K. Except to the extent set forth in Section VI.J, the release provisions of this Section VI are not intended to release and shall not be construed deemed to effect a release of any Claims arising from, relating to or involving (i) any policy of insurance that is not a Subject Policy, (ii) that portion of the coverage of any policy of insurance that is otherwise a Subject Policy, but as to which such portion of coverage has been carved out of the definition of Subject Policy, or (iii) the rights of any insured Person under a Subject Policy that is not a Congoleum Entity except to the extent that the Congoleum Entities have the right and power to release such rights.

      L. Each Party expressly assumes the risk that acts, omissions, matters, causes or things may have occurred that they do not know or do not suspect to exist. Each Party hereby waives the terms and provisions of any statute, rule or doctrine of common law that either: (i) narrowly construes releases purporting by their terms to release claims, in whole or in part based upon, relating to or arising from such acts, omissions, matters, causes or things; or (ii) restricts or prohibits releasing of such claims. Without limitation, each Party acknowledges that it has been advised by its attorneys concerning, and is familiar with, the California Civil Code Section 1542. Section 1542 of the California Civil Code provides as follows:

            a general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of the executing of the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Each Party expressly waives any and all rights under California Civil Code
Section 1542 and under any other federal or state statute or law of similar effect. The Parties further agree that this reference to the California Civil Code shall not give rise to any argument that California law applies to this Settlement and Buyback Agreement or the disputes resolved pursuant hereto.

VII.  DEFENSE OF THE ASBESTOS CHANNELING INJUNCTION

      A. In the event that any Claim is brought against any St. Paul Travelers Entity after the Trigger Date that is subject to the Asbestos Channeling Injunction ("SPT Channeling Injunction Claim"), the Plan Trust and the Plan Trustee will exercise their reasonable best efforts and take all reasonably necessary and appropriate steps to oppose any such SPT Channeling Injunction Claim by a Person claiming a right against any of the St. Paul Travelers Entities under the Subject Policies or otherwise in violation of the Asbestos Channeling Injunction.

      B. Except as provided hereafter, the Plan Trust shall bear all of the costs, including attorneys' fees and settlements and judgments, associated with its opposing such SPT Channeling Injunction Claims. The St. Paul Travelers Entities shall have the right to consent to the selection of the counsel to be paid by the Plan Trust in any such action ("Designated Counsel"), which consent shall not be unreasonably withheld. The Plan Trust shall have no obligation to pay any internal costs of any of the St. Paul Travelers Entities (including costs associated with time or expense of employees of any of the St. Paul Travelers Entities) or fees or expenses associated with the St. Paul Travelers Entities' employment of outside counsel (other than Designated Counsel). The obligation of the Plan Trust to bear all of the costs, including attorneys' fees and settlements and judgments, associated with its opposing such SPT Channeling Injunction Claims (including the portions of any such Claim that is a SPT Channeling Injunction Claim and that also names as defendants insurers other than St. Paul Travelers Entities) and its opposing any other Claims that are subject to the Asbestos Channeling Injunction (which opposition is undertaken at the request of the St. Paul Travelers Entities) shall not exceed the total sum of Three Million, Six Hundred Thousand U.S. Dollars ($3,600,000.00). In the event the Plan Trustee or the Plan Trust fails to satisfy these defense obligations, the Plan Trust shall be liable to the St. Paul Travelers Entities for any damages that result from such breach, as may be determined by a court of competent jurisdiction. In any action brought by any of the St. Paul Travelers Entities against the Plan Trust or the Plan Trustee requesting that the Plan Trust or Plan Trustee meet its obligations under this Section VII, each party shall bear its own costs.

      The St. Paul Travelers Entities may enforce any judgment that any of the St. Paul Travelers Entities may obtain against the Plan Trust as a result of any breach of the obligations of the Plan Trust or the Plan Trustee as is contemplated in Section VII.B above, by any applicable enforcement procedure. Without limitation, the St. Paul Travelers Entities may enforce any such judgment awarded in their favor by offsetting the amount of such judgment against any future payment by Travelers on behalf of the St. Paul Travelers Entities under the Settlement and Buyback Agreement.

VIII. REDUCTION OF JUDGMENT

      In the event that any insurer of the Debtors either: (i) obtains a final binding award (whether by judgment, arbitration award, or other judicial or quasi-judicial proceeding) against a St. Paul Travelers Entity after a contested proceeding; or (ii) agrees to a settlement with a St. Paul Travelers Entity with the consent of the Debtors prior to the Plan Effective Date or with the consent of the Plan Trust following said Plan Effective Date (which consent in either case shall not be unreasonably withheld) entitling such insurer to obtain a sum certain from such St. Paul Travelers Entity as a result of such insurer's claim for contribution, subrogation, indemnification, reimbursement or other similar claim against such St. Paul Travelers Entity for such St. Paul Travelers Entity's alleged share or equitable share of the defense and/or indemnity of a Congoleum Entity, the Congoleum Entity shall voluntarily reduce or return to such insurer an amount of any such final award (whether by judgment, arbitration award or other judicial or quasi-judicial proceeding) or settlement payment that they obtained or may obtain from such other insurer for Claims released pursuant to this Settlement and Buyback Agreement, which amount shall be sufficient to eliminate the St. Paul Travelers Entity's obligation to satisfy the award against it.

IX.   NO ADMISSIONS BY THE PARTIES; RIGHTS OF THIRD PARTIES

      A. Nothing contained herein is or shall be deemed to be:

            (i) An admission by the St. Paul Travelers Entities that any Congoleum Entity, ABI Entity, or any other Person was or is entitled to any insurance coverage under the Subject Policies, or as to the validity of any of the positions that have been or could have been asserted by any Congoleum Entity or ABI Entity;

            (ii) An admission by the Congoleum Entities or the ABI Entities as to the validity of any of the positions or defenses to coverage that have been or could have been asserted by St. Paul Travelers Entities with respect to the Subject Policies;

            (iii) An admission by any Party of any liability whatsoever with respect to asbestos-related Claims including, but not limited to Plan Trust Asbestos Claims, Indirect Asbestos Claims or other Claims or Demands;

            (iv) A waiver by the St. Paul Travelers Entities of any position that they may adopt or already have adopted concerning the appropriateness of any bankruptcy process or procedure or any other issue or matter in any other case or proceeding;

            (v) An admission by any St. Paul Travelers Entity as to the validity of anything with respect to the Plan, including, without limitation, any claim allowance process or criteria, medical criteria, exposure criteria, disease matrices, claim values, or trust distribution procedures that have been or will be adopted, used or applied or any aspects of the Plan that may implicate the rights and duties of the St. Paul Travelers Entities; or

            (vi) An admission by any Congoleum Entity or any St. Paul Travelers Entity as to the manner in which the other may allocate the Settlement and Buyback Amount for its own purposes between and among the Subject Policies.

In entering into this Settlement and Buyback Agreement, no Party has waived, nor shall be deemed to have waived, modified, or retracted any rights, obligations, privileges or positions it has asserted or might in the future assert in connection with any Claim, matter, insurance policy or Person outside the scope of this Settlement and Buyback Agreement.

      B. Except as expressly provided in this Settlement and Buyback Agreement, the Parties specifically disavow any intention to create rights in third parties under or in relation to this Settlement and Buyback Agreement.

      C. The Parties agree that no part of this Settlement and Buyback Agreement may be used in any proceeding as an admission by or evidence against or for any other purpose as evidence of the Parties' respective rights, duties or obligations under and in relation to any policy of insurance, including the Subject Policies; provided, however, that this restriction shall not apply to any proceeding in connection with or related to the interpretation, validity, enforcement or breach of this Settlement and Buyback Agreement. The Parties further agree that no part of this Settlement and Buyback Agreement or the fact that the St. Paul Travelers Entities have entered into it may be used in any proceeding as an admission by, evidence against, or for any other purpose in an action involving any of the St. Paul Travelers Entities pertaining to the validity of anything with respect to the Plan, including, without limitation, any claim allowance process or criteria, medical criteria, exposure criteria, disease matrices, claim values, or trust distribution procedures that have been or will be adopted, used or applied or any aspects of the Plan that may implicate the rights and duties of the St. Paul Travelers Entities.

      D. All actions taken and statements made by the Parties or their representatives relating to their participation in this Settlement and Buyback Agreement, including its formation and implementation, shall relate to this matter only and shall be without prejudice or value as precedent and shall not be taken as a standard by which other matters may be judged or adjudicated.

      E. The St. Paul Travelers Entities shall not seek reimbursement of any payments that Travelers made or is obligated to make under this Agreement or the Subject Policies, whether by way of a claim for contribution or subrogation, or otherwise, from any Person other than the St. Paul Travelers Entities' reinsurers in their capacity as such. Each of the Debtors shall use its reasonable best efforts to obtain from all insurers with which it settles an agreement similar to that set forth in the preceding sentence; provided, however, that notwithstanding anything to the contrary herein, the failure of the Debtors to obtain such an agreement from any other insurer with which they settle shall not constitute a breach of this Agreement. Notwithstanding the foregoing, subject to the effect of any injunction issued pursuant to section 524(g) and/or section 105(a) of the Bankruptcy Code, the St. Paul Travelers Entities may file a cross-complaint or counterclaim against any Person that has first asserted a claim seeking reimbursement for any payment that it has paid or is required to pay to Debtors, whether by way of a claim for contribution and/or subrogation or otherwise, against the St. Paul Travelers Entities in connection with any Claims released hereunder.

X.    SUCCESSORS

      This Settlement and Buyback Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including the reorganized Debtors and the Plan Trust.

XI.   REPRESENTATIONS AND WARRANTIES

      A. Each Party represents and warrants that it has full authority to execute this Settlement and Buyback Agreement as its binding and legal obligation (subject, however, in the case of the Debtors, to the requirement that the Approval Order be entered). The person signing this Settlement and Buyback Agreement on behalf of each Party represents and warrants he or she is authorized to execute this Settlement and Buyback Agreement (subject, however, in the case of the Debtors, to the requirement that the Approval Order be entered) on behalf of all Persons for whom he or she signs.

      B. The Congoleum Entities and the St. Paul Travelers Entities each represent and warrant, which representation and warranty is based solely upon an inquiry performed by their respective employees involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement and their counsel involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement, that they are not aware of any Subject Policies other than the insurance policies and alleged policies identified in Exhibit E hereto.

      C. The St. Paul Travelers Entities each represent and warrant, which representation and warranty is based solely upon their understanding of the corporate history of the Congoleum Entities and a review of the available documentation and other information regarding the policies and alleged policies identified in Exhibit D hereto performed by their employees involved in the

Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement and their counsel involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement, that the documentation and other information available to those Persons making such representations and warranties on behalf of the St. Paul Travelers Entities regarding the policies and alleged policies identified in Exhibit D hereto indicate, to the best of their knowledge and belief, that the policies and alleged policies identified in Exhibit D hereto: (i) do not identify any of the Congoleum Entities as insureds or otherwise insure them; and
(ii) insure only Persons who, during the effective period of the policies and alleged policies, were not Congoleum Entities.

      D. The St. Paul Travelers Entities each warrant and represent to the best of their knowledge and belief, which representation and warranty is based solely upon an inquiry performed by their respective employees involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement and their counsel involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement, that the St. Paul Travelers Entities encompassed by the definition in
Section I.T(i) in the business of issuing insurance policies as of December 31, 2005 are those Persons listed in Exhibit B and that the most recent publicly available list is the one as of December 31, 2005; provided, however, that the Congoleum Entities understand and acknowledge that Section I.T by its terms is not limited to those Persons so listed, only that those Persons listed are the ones that the St. Paul Travelers Entities represent and warrant pursuant to the terms of this Section XI.D were in the business of issuing insurance policies as of December 31, 2005.

      E. Other than any pending or threatened Claims by Debtors against the St. Paul Travelers Entities under the Subject Policies, the St. Paul Travelers Entities each represent and warrant, which representation and warranty is based solely upon an inquiry performed by their employees involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement and their counsel involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement, that they are aware of no pending Claims against any St. Paul Travelers Entity by others that would be released by Section VI or barred by an injunction contemplated and provided for by this Settlement and Buyback Agreement.

XII.  NO PREJUDICE AND CONSTRUCTION OF AGREEMENT

      A. This Settlement and Buyback Agreement is the product of informed negotiations and involves compromises of the Parties' legal positions. This Settlement and Buyback Agreement is without prejudice to positions taken by the Parties with regard to other insureds or to other insurers. This Settlement and Buyback Agreement is the jointly drafted product of arm's length negotiations between the Parties with the benefit of advice from counsel, and the Parties agree that it shall be so construed. As such, no Party will claim that any ambiguity in this Settlement and Buyback Agreement shall be construed against any other Party by reason of the identity of the drafter.

      B. The negotiation, execution and performance of this Settlement and Buyback Agreement shall not be deemed to be or cited as an act of bad faith or a violation of any statute, regulation, contract or duty owed by any Party to any other Party.

XIII. ENTIRE AGREEMENT AND TERM

      A. This Settlement and Buyback Agreement expresses the entire agreement and understanding between and among the Parties. Except as expressly set forth in this Settlement and Buyback Agreement, there are no representations, warranties, promises or inducements, whether oral, written, expressed or implied, that in any way affect or condition the validity of this Settlement and Buyback Agreement or alter its terms. If the facts or law related to the subject matter of this Settlement and Buyback Agreement are found hereafter to be other than is now believed by any of the Parties, the Parties expressly accept and assume the risk of such possible difference of fact or law and agree that this Settlement and Buyback Agreement nonetheless shall be and remain effective according to its terms. This Settlement and Buyback Agreement shall be binding on, and inure to the benefit of, the Parties and their respective successors and assigns in their respective capacities as such. This Settlement and Buyback Agreement shall have perpetual existence, except as expressly provided herein.

      B. Titles and captions contained in this Settlement and Buyback Agreement are inserted only as a matter of convenience and are for reference purposes only. Such titles and captions are intended in no way to define, limit, expand, or describe the scope of this Settlement and Buyback Agreement or the intent of any provision hereof.

XIV.  NO MODIFICATION

      No change, amendment, variation or modification of the terms of this Settlement and Buyback Agreement shall be valid unless it is made in writing and signed the Debtors, ABI, Travelers, and St. Paul. In the event that any such Person is dissolved following the Execution Date, the remaining Persons may modify this Settlement and Buyback Agreement without that Person's consent. After the Plan Effective Date, any change, amendment, variation, or modification of the terms of this Settlement and Buyback Agreement will also require the consent of the Plan Trust.

XV.   EXECUTION

      This Settlement and Buyback Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission, and a faxed signature shall have the same force and effect as an original signature.

XVI.  NOTICES

      Any and all statements, communications, or notices to be provided pursuant to this Settlement and Buyback Agreement shall be in writing and sent by facsimile or by first-class mail, postage prepaid. Such notices shall be sent to the individuals noted below, or to such other individuals as each Party may designate in writing from time to time:

            IF TO CONGOLEUM CORPORATION OR TO ANY
            OTHER CONGOLEUM ENTITY:

            Howard N. Feist III
            Congoleum Corporation
            57 River Street
            Wellesley, MA 02481-2097
            Phone: (781) 237-6655
            Fax: (781) 237-6880
            e-mail: sfeist@alumni.princeton.edu

            With a copy to:

            Pillsbury Winthrop Shaw Pittman LLP
            1540 Broadway
            New York, NY 10036-4039
            Attn: Richard L. Epling, Esq.
                  Kerry A. Brennan, Esq.
            Phone: (212) 858-1000
            Fax: (212) 858-1500
            e-mail: richard.epling@pillsburylaw.com
                    kerry.brennan@pillsburylaw.com

            Covington & Burling
            1201 Pennsylvania Avenue, NW
            Washington, DC  20004-2401
            Attn: Mitchell F. Dolin, Esq.
            Phone: (202) 662-5210
            Fax: (202) 662-6291
            e-mail: mdolin@cov.com

            IF TO AMERICAN BILTRITE INC. OR
            TO ANY OTHER ABI ENTITY:

            Roger S. Marcus
            American Biltrite Inc.
            57 River Street
            Wellesley Hills, MA 02481
            Phone: (781) 237-6655
            Fax: (781) 237-6880

            With a copy to:

            Winston & Strawn LLP
            1700 K Street, N.W.
            Washington, D.C. 20006
            Attn: William N. Hall, Esq.
                  John Fehrenbach, Esq.
            Phone: (202) 282-5000
            Fax: (202) 282-5100
            e-mail: whall@winston.com
                    jfehrenbach@winston.com

            IF TO THE PLAN TRUST:

            Plan Trustee
            Contact information to be supplied by the Plan Trust

            IF TO THE ST. PAUL TRAVELERS ENTITIES:

            General Counsel - Environmental Litigation
            Travelers Casualty and Surety Company
            One Tower Square - 6MS
            Hartford, CT  06183-6016
            Phone: (860) 954-6055
            Fax: (860) 954-0359

XVII. NEGOTIATION PRIVILEGE

      All communications, negotiations and/or discussions leading up to the execution of this Settlement and Buyback Agreement and all related communications, negotiations and/or discussions shall be deemed to fall within the protection afforded to compromises and to offers to compromise by Rule 408 of the Federal Rules of Evidence and any parallel state law provisions. The Parties agree that any and all such communications, negotiations and/or discussions shall remain confidential, inadmissible and not subject to discovery.

XVIII. LEGISLATIVE CONTINGENCY PROVISION

      A. In the event Asbestos Fund Legislation is enacted and the Asbestos Fund Legislation Effective Date is on or before February 15, 2008, then on and after the Asbestos Fund Legislation Effective Date, Travelers shall have no obligation to make payment of any unpaid amount not yet due and owing under this Settlement and Buyback Agreement (the "Unpaid Amount") so long as the St. Paul Travelers Entities are assessed and do in fact make a payment and/or contribution to the Asbestos Fund (the "Asbestos Fund Payment") that is greater than the Unpaid Amount and is based, at least in part, upon (1) past payments for defense and indemnity costs for asbestos-related bodily injury claims made by the St. Paul Travelers Entities pursuant to liability policies of insurance issued by the St. Paul Travelers Entities; (2) historic premium charged by the St. Paul Travelers

Entities for lines of liability insurance that have sustained losses for asbestos-related bodily injury claims; (3) amounts reserved by the St. Paul Travelers Entities for the asbestos exposure of their insureds; or (4) the estimated cost to the St. Paul Travelers Entities for their future liability for asbestos-related bodily injury claims under liability insurance policies issued to the insureds of the St. Paul Travelers Entities, including the Congoleum Entities. Even if the contingencies of the previous sentence are met, Travelers shall nonetheless have an obligation to pay the Unpaid Amount if and in the dollar amount that the St. Paul Travelers Entities are entitled to receive a credit or set-off pursuant to the Asbestos Fund Legislation that diminishes the Asbestos Fund Payment, which credit or set-off is permitted in recognition of the obligation of the St. Paul Travelers Entities under this Settlement and Buyback Agreement to pay towards the Unpaid Amount. For the avoidance of doubt, the amount that Travelers would be obligated to pay towards the Unpaid Amount in the foregoing sentence would be equal to the dollar amount of the credit or set-off permitted to the St. Paul Travelers Entities in respect of this Settlement and Buyback Agreement. This Section XVIII shall have no effect on the release provisions of Section VI.

      B. The St. Paul Travelers Entities shall not be required to pay any amount that any Congoleum Entity will be required to pay (or does in fact pay) to the Asbestos Fund. This Section XVIII.B shall have no effect on the obligations of the Parties under Section III and Section XVIII.A.

      C. Definitions

                  "Asbestos Fund" means a fund, trust or other similar mechanism created by Asbestos Fund Legislation.

                  "Asbestos Fund Legislation" means any legislation enacted by the United States Congress and signed by the President of the United States, or that becomes law without the President's signature, that establishes a fund, trust, or other similar mechanism that has the effect of providing for resolution of substantially all of the asbestos-related bodily injury claims that are pending or, in the absence of the Asbestos Fund Legislation, could have been filed in the state or federal courts. The term "Asbestos Fund Legislation" is intended to encompass what is commonly understood to be "asbestos reform" legislation and is not intended to encompass general tort reform, class action reform, malpractice reform, or tax reform, or any other legislation that would regulate, limit or control Claims without regard to whether such Claims arise from or are attributable to exposure to asbestos or asbestos-containing products. For the avoidance of doubt, the fact that legislation alters or modifies the requirements or standards for establishing liability against the Debtors and/or the Plan Trust (including legislation that imposes medical and/or exposure criteria, imposes strict liability on the Debtors and/or the Plan Trust, or regulates or limits the jurisdiction or forum in which asbestos-related bodily injury claims may be brought) without also creating a fund to pay for such Claims is not "Asbestos Fund Legislation" under this Section XVIII.C(ii).

                  "Asbestos Fund Legislation Effective Date" means the date on which Asbestos Fund Legislation is signed by the President of the United States or becomes law without the President's signature.

XIX.  MISCELLANEOUS

      The Parties shall execute such instruments, agreements or other documents and take such further actions as may be reasonably required to carry out the provisions of this Settlement and Buyback Agreement and the transactions contemplated hereby.

            [The remainder of this page is left blank intentionally.]

      IN WITNESS WHEREOF, this Settlement and Buyback Agreement, consisting of 59 pages, including the signature page and Exhibits A through F, has been read and signed by the duly authorized representatives of the Parties on the dates set.

April 25, 2006

                                    CONGOLEUM CORPORATION,
                                    CONGOLEUM SALES, INC. and
                                    CONGOLEUM FISCAL, INC. (on behalf of all of the Congoleum Entities)

                                    By: /s/ Howard N. Feist
                                        ------------------------------------
                                    Name: Howard N. Feist
                                          ----------------------------------
                                    Title: CFO
                                           ---------------------------------

April 25, 2006

                                    AMERICAN BILTRITE INC.
                                    (on behalf of all of the ABI Entities)

                                    By: /s/ Howard N. Feist
                                        ------------------------------------
                                    Name: Howard N. Feist
                                          ----------------------------------
                                    Title: VP-Finance
                                           ---------------------------------

April 20, 2006

                                    TRAVELERS CASUALTY AND SURETY
                                    COMPANY AND ST. PAUL FIRE AND
                                    MARINE INSURANCE COMPANY (on behalf
                                    of all of the St. Paul Travelers Entities)

                                    By: /s/ Thomas J. Joyce
                                        ------------------------------------
                                    Name: Thomas J. Joyce
                                          ----------------------------------
                                    Title: Senior Vice President
                                           ---------------------------------

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF NEW JERSEY

--------------------------------------

In re:

CONGOLEUM CORPORATION, et al.,              Case No. 03-51524 (KCF)
                                            Jointly Administered

      Debtors.                              Chapter 11

--------------------------------------


                 ORDER AUTHORIZING AND APPROVING SETTLEMENT AND
                 POLICY BUYBACK AGREEMENT AND RELEASE AMONG THE

            CONGOLEUM ENTITIES, THE PLAN TRUST, THE ABI ENTITIES AND
    THE ST. PAUL TRAVELERS ENTITIES AND SALE OF SUBJECT POLICIES PURSUANT TO

             SECTIONS 105, 363, 1107 AND 1108 OF THE BANKRUPTCY CODE
                   AND RULES 2002, 6004, 9014 AND 9019 OF THE

                      FEDERAL RULES OF BANKRUPTCY PROCEDURE

      The relief set forth on the following pages, numbered two (2) through sixteen (16) is hereby ORDERED.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       2

      This matter came before the Court on the Motion for Order Approving Settlement and Policy Buyback Agreement and Release with the St. Paul Travelers Entities, et al. (the "Motion"), filed by Congoleum Corp., Congoleum Sales, Inc., and Congoleum Fiscal, Inc., the debtors and debtors-in-possession herein (the "Debtors"), seeking approval of the Settlement and Policy Buyback Agreement and Release, dated as of April __, 2006 (attached hereto as Exhibit 1 and as it may be amended, supplemented or otherwise modified from time to time in writing, the "Settlement and Buyback Agreement"), and the settlements, releases, compromises and policy buyback contained therein pursuant to Bankruptcy Code Sections 105, 363, 1107 and 1108 and Rules 2002, 6004, 9014 and 9019 of the
Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Settlement and Buyback Agreement. Capitalized terms that are not defined in this Approval Order or in the Settlement and Buyback Agreement are given the meanings designated in the Eighth Modified Joint Plan of Reorganization, dated as of March 17, 2006.

      Adequate notice of the Motion and of the hearing on the Motion was given by mailing, or emailing in the case of the Master E-Mail service list defined below, a copy of the Motion and notice of the hearing on the Motion to: (a) the "Core Service List" and the "Master Service List," each as defined in the Order Establishing Case Management and Administrative Procedures, dated February 25, 2004, and the "Master E-Mail Service List," as defined in the Order (1) Amending The Order Establishing Case Management and Administrative Procedures Entered On February 25, 2004 And The Order Establishing Procedures For Interim Compensation

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       3

And Reimbursement Of Expenses Of Professionals Entered On February 10, 2004 And
(2) Allowing Notice By E-Mail And Establishing Procedures Therefor, dated September 6, 2005; (b) the Claimants' Representative; (c) the Office of the United States Trustee; (d) the FCR and counsel to the FCR; (e) counsel to the members of the ACC and the ACC's counsel; (f) parties who have filed a notice of appearance in these Chapter 11 Cases; (g) the Collateral Trustee (the "Collateral Trustee") of the Congoleum Collateral Trust (the "Collateral Trust") established pursuant to a Collateral Trust Agreement dated April 16, 2003; (h) ABI and counsel to ABI; (i) counsel to all known holders of Asbestos Claims as reflected in the proofs of claim filed in these Chapter 11 Cases, claims submitted in connection with the Settlement Between Congoleum Corporation and Various Asbestos Claimants attached as Exhibit E to the Disclosure Statement with respect to the Plan (the "Claimant Agreement"), or ballots submitted in connection with these Chapter 11 Cases; (j) all known holders of Asbestos Claims whose counsel is not included within the preceding clause who, as of at least ten (10) Business Days prior to the Hearing, became known through filing of a proof of claim; and (k) the members of the Bondholders' Committee and counsel to such Committee.

      A hearing on the Motion was held on May __, 2006 (the "Hearing") to consider approval of the Settlement and Buyback Agreement, and all interested parties were given an opportunity to be heard and to present evidence and object to the Motion. Based upon the record of the Hearing and of these Chapter 11 Cases, and after due deliberation and sufficient cause appearing therefor:

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       4

      The Court hereby FINDS(1) that:

      XX. THIS COURT HAS JURISDICTION TO HEAR AND DETERMINE THE MOTION PURSUANT TO 28 U.S.C. ss.ss. 157 AND 1334. THIS MOTION PRESENTS A CORE PROCEEDING PURSUANT TO 28 U.S.C. ss.ss. 157(B)(2)(A), (N) AND (O).

      XXI. THE NOTICE OF THE MOTION, OF THE DEADLINE TO OBJECT TO THE MOTION AND OF THE HEARING ON THE MOTION DESCRIBED ABOVE CONSTITUTES DUE, SUFFICIENT AND TIMELY NOTICE TO ALL PERSONS ENTITLED THERETO IN ACCORDANCE WITH THE REQUIREMENTS OF THE BANKRUPTCY CODE, THE BANKRUPTCY RULES AND THE LOCAL RULES FOR THE U.S. DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY AND THE BANKRUPTCY COURT, AND OF DUE PROCESS. NO OTHER OR FURTHER NOTICE OF THE MOTION, OF THE HEARING ON THE MOTION OR OF THE REQUEST FOR ENTRY OF THIS APPROVAL ORDER IS OR SHALL BE REQUIRED. THIS COURT HEREBY FURTHER FINDS THAT NOTICE TO AN ATTORNEY FOR THE HOLDER OF AN ASBESTOS CLAIM CONSTITUTES NOTICE TO SUCH HOLDER FOR PURPOSES OF NOTICE OF THE MOTION, THE HEARING, THE SETTLEMENT AND BUYBACK AGREEMENT, AND THE APPROVAL ORDER.

      XXII. THIS APPROVAL ORDER IS "FINAL" WITHIN THE MEANING OF 28 U.S.C. ss. 158(A)(1).

----------
(1) Findings of fact shall be construed as conclusions of law and conclusions of law as findings of fact when appropriate in accordance with Bankruptcy Rule 7052.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       5

      XXIII.______TO THE EXTENT THAT ANY PERSON (I) EITHER (A) RECEIVED PROPER NOTICE OF THESE MATTERS (OR IS REPRESENTED BY A PERSON, INCLUDING, WITHOUT LIMITATION, THE FCR OR COUNSEL, THAT RECEIVED SUCH NOTICE) OR (B) HAVING HAD NOTICE OF THESE CHAPTER 11 CASES, ELECTED NOT TO REQUEST NOTICES REGARDING THESE CHAPTER 11 CASES, AND (II) FAILED TO OBJECT TO THE MOTION AND THE ENTRY OF THIS APPROVAL ORDER, THEN SUCH PERSONS, INCLUDING WITHOUT LIMITATION, THE DEBTORS AND THE PLAN TRUST (OR, TO THE EXTENT THAT IT HAS NOT YET BEEN FORMED OR DOES NOT YET EXIST, ITS PREDECESSOR(S) IN INTEREST), THE FCR, THE CLAIMANTS' REPRESENTATIVE AND THE ACC, HEREBY SHALL HAVE NO RIGHT TO FILE OR PROSECUTE AN APPEAL OF THIS APPROVAL ORDER.

      XXIV. THE CONGOLEUM ENTITIES AND THE ST. PAUL TRAVELERS ENTITIES NEGOTIATED AT ARM'S LENGTH AND IN GOOD FAITH TO REACH A SETTLEMENT ON THE MATTERS RESOLVED THROUGH THE SETTLEMENT AND BUYBACK AGREEMENT.

      XXV. THE DEBTORS' RIGHTS AND OBLIGATIONS UNDER THE SUBJECT POLICIES ARE PROPERTY OF THE DEBTORS' ESTATES, AND THIS COURT HAS THE JURISDICTION AND POWER TO APPROVE THE SETTLEMENT AND BUYBACK AGREEMENT AND THE COMPROMISES AND RELEASES CONTAINED THEREIN.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       6

      XXVI. THE DEBTORS HAVE DUE AND PROPER CORPORATE AUTHORITY TO ENTER INTO THE SETTLEMENT AND BUYBACK AGREEMENT AND PERFORM ALL OF THEIR OBLIGATIONS THEREUNDER. NO CONSENTS OR APPROVALS, OTHER THAN THIS APPROVAL ORDER, ARE REQUIRED FOR THE DEBTORS TO PERFORM ALL OF THEIR OBLIGATIONS THEREUNDER, INCLUDING THE SALE AND TRANSFER OF THE SUBJECT POLICIES. THE CONSUMMATION OF THE SETTLEMENT AND BUYBACK AGREEMENT BY THE DEBTORS AND THE PLAN TRUST DOES NOT CONFLICT, CONTRAVENE, OR CAUSE A BREACH, DEFAULT OR VIOLATION OF ANY LAW, RULE, REGULATION, CONTRACTUAL OBLIGATION OR ORGANIZATIONAL OR FORMATION DOCUMENT.

      XXVII.______THE COMPROMISES CONTAINED IN THE SETTLEMENT AND BUYBACK AGREEMENT ARE A VALID AND PROPER EXERCISE OF THE REASONABLE BUSINESS JUDGMENT OF THE CONGOLEUM ENTITIES AND REPRESENT AN EXCHANGE FOR REASONABLY EQUIVALENT VALUE. THE RELEASES TO BE MADE BY THE CONGOLEUM ENTITIES PURSUANT TO SECTION VI OF THE SETTLEMENT AND BUYBACK AGREEMENT ARE APPROPRIATE AND SHOULD BE APPROVED. THE ST. PAUL TRAVELERS ENTITIES WOULD NOT HAVE ENTERED INTO THE SETTLEMENT AND BUYBACK AGREEMENT OR ANY OF THE COMPROMISES AND SETTLEMENTS CONTAINED THEREIN, OR AGREED TO PAY THE SETTLEMENT AND BUYBACK AMOUNT, WITHOUT THE BENEFIT OF

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       7

OBTAINING THE RELEASES CONTAINED IN THE SETTLEMENT AND BUYBACK AGREEMENT AND THE INJUNCTIONS CONTAINED OR TO BE CONTAINED IN THE PLAN AND THE CONFIRMATION ORDER AND IN THIS APPROVAL ORDER.

      XXVIII._____THE SETTLEMENT AND BUYBACK AGREEMENT RESULTS IN SUBSTANTIAL BENEFITS TO THE DEBTORS' ESTATE AND HOLDERS OF CLAIMS, INCLUDING ASBESTOS CLAIMS, BY (I) SETTLING COMPLEX LITIGATION; AND (II) RECEIVING PAYMENT OF THE SETTLEMENT AND BUYBACK AMOUNT FROM THE ST. PAUL TRAVELERS ENTITIES FOR THE BENEFIT OF THE ESTATE AND HOLDERS OF ASBESTOS CLAIMS. THE SETTLEMENT AND BUYBACK AGREEMENT IS FAIR AND EQUITABLE WITH RESPECT TO THE DEBTORS AND THE PLAN TRUST AND THE PERSONS WHO HAVE ASSERTED, AND WHO MIGHT SUBSEQUENTLY ASSERT, CLAIMS, INCLUDING ASBESTOS CLAIMS, AGAINST THE DEBTORS AND/OR THE PLAN TRUST.

      XXIX. EACH OF THE FOLLOWING FACTORS HAS BEEN TAKEN INTO ACCOUNT BY THE PARTIES IN REACHING THE COMPROMISES EMBODIED IN THE SETTLEMENT AND BUYBACK AGREEMENT, AND EACH FACTOR SUPPORTS APPROVAL OF THE SETTLEMENT AND BUYBACK AGREEMENT AND THE ENTRY OF THIS APPROVAL ORDER PURSUANT TO BANKRUPTCY RULE 9019:

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       8

            A. the probability of success in the litigation of the claims between the Debtors and the St. Paul Travelers Entities, including the ranges of recoverable damages;

            B. the likelihood that even if the Debtors were successful in the Coverage Action, the St. Paul Travelers Entities would exhaust their appellate rights thereby delaying collection of any judgment;

            C. the complexity of the litigation between the Debtors and the St. Paul Travelers Entities, and the expense, inconvenience and delay necessarily attending it;

            D. the paramount interest of creditors and proper deference to their reasonable views regarding the Settlement and Buyback Agreement; and

            E. whether the conclusion of the litigation promotes the integrity of the judicial system.

      XXX. CONSIDERING ALL OF THE FACTORS SET FORTH IN IN RE MARTIN, 91 F.3D 389, 393 (3D CIR. 1996), AS DISCUSSED IN THE MOTION, THE PROVISIONS AND CONDITIONS OF THE SETTLEMENT AND BUYBACK AGREEMENT ARE IN THE BEST INTERESTS OF THE DEBTORS, THEIR ESTATES, THEIR CREDITORS, HOLDERS OF DEMANDS, THE PLAN TRUST, AND OTHER PARTIES IN INTEREST.

      XXXI. THE TERMS OF THE COMPROMISE AND EXCHANGES OF CONSIDERATION SET FORTH IN THE SETTLEMENT AND BUYBACK AGREEMENT: (I) ARE IN THE BEST INTERESTS OF THE CONGOLEUM ENTITIES, INCLUDING THE DEBTORS, THEIR RESPECTIVE ESTATES AND ALL OF THEIR RESPECTIVE CREDITORS AND OTHER PARTIES IN INTEREST; AND (II) ARE ENTERED

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       9

INTO IN GOOD FAITH. NEITHER THE DEBTORS NOR THE ST. PAUL TRAVELERS ENTITIES HAVE ENGAGED IN ANY CONDUCT THAT WOULD CAUSE OR PERMIT THE SETTLEMENT AND BUYBACK AGREEMENT TO BE AVOIDED UNDER SECTION 363(N) OF THE BANKRUPTCY CODE. THE ST. PAUL TRAVELERS ENTITIES ARE NOT "INSIDERS" AS THAT TERM IS DEFINED IN SECTION 101(31) OF THE BANKRUPTCY CODE.

      XXXII.______BY ENTERING INTO THE SETTLEMENT AND BUYBACK AGREEMENT, THE CONGOLEUM ENTITIES AND THE ST. PAUL TRAVELERS ENTITIES HAVE COMPROMISED THEIR POSITIONS AND HAVE NOT ADMITTED TO OR WAIVED ANY LEGAL, FACTUAL OR OTHER POSITIONS WITH RESPECT TO THE COVERAGE ACTION, OR OTHER DISPUTES BETWEEN THE CONGOLEUM ENTITIES AND THE ST. PAUL TRAVELERS ENTITIES, THE SUBJECT POLICIES, THE INSURANCE RELATIONSHIP BETWEEN THE CONGOLEUM ENTITIES AND THE ST. PAUL TRAVELERS ENTITIES, OR ANY OTHER MATTERS.

      XXXIII._____THE ST. PAUL TRAVELERS ENTITIES ARE GOOD FAITH PURCHASERS WITHIN THE MEANING OF SECTION 363(M) OF THE BANKRUPTCY CODE AND, AS SUCH, ARE ENTITLED TO ALL OF THE PROTECTIONS AFFORDED THEREBY. THE ST. PAUL TRAVELERS ENTITIES HAVE ACTED AND WILL BE ACTING IN GOOD FAITH WITHIN THE MEANING OF
SECTION 363(M) OF THE BANKRUPTCY CODE IN EFFECTING THE BUYBACK OF THE SUBJECT POLICIES CONTEMPLATED BY THE SETTLEMENT AND BUYBACK AGREEMENT AT ALL TIMES AFTER THE ENTRY OF THIS APPROVAL ORDER.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       10

      XXXIV.______THE TERMS AND CONDITIONS OF THE SETTLEMENT AND BUYBACK AGREEMENT AND THE SETTLEMENT AND BUYBACK AMOUNT TO BE PAID TO THE PLAN TRUST, OR AS OTHERWISE DIRECTED BY THE COURT CONSISTENT WITH THE TERMS OF THE SETTLEMENT AND BUYBACK AGREEMENT, ON BEHALF OF THE ST. PAUL TRAVELERS ENTITIES (I) ARE FAIR AND REASONABLE; (II) CONSTITUTE REASONABLY EQUIVALENT VALUE AND FAIR CONSIDERATION FOR THE SUBJECT POLICIES; AND (III) ARE WELL WITHIN THE RANGE OF REASONABLENESS REQUIRED FOR APPROVAL OF THE SETTLEMENT AND BUYBACK AGREEMENT UNDER THE BANKRUPTCY CODE AND APPLICABLE LAW.

      XXXV. THE SALE AND TRANSFER OF THE SUBJECT POLICIES WILL (I) BE A LEGAL, VALID, AND EFFECTIVE TRANSFER OF ALL OF THE DEBTORS' RIGHTS AND INTERESTS IN AND TO THE SUBJECT POLICIES TO THE ST. PAUL TRAVELERS ENTITIES AND (II) VEST THE ST. PAUL TRAVELERS ENTITIES WITH GOOD TITLE TO, AND ALL OF THE DEBTORS' RIGHTS AND INTERESTS IN AND TO, THE SUBJECT POLICIES FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND INTERESTS OF ANY KIND OR NATURE WHATSOEVER BECAUSE THE STANDARDS SET FORTH IN SECTIONS 363(F)(1), (F)(2) AND (F)(5) OF THE BANKRUPTCY CODE HAVE BEEN SATISFIED. ANY AND ALL NON-DEBTOR HOLDERS OF CLAIMS, LIENS,

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       11

ENCUMBRANCES AND/OR INTERESTS OF ANY KIND OR NATURE WHATSOEVER IN THE SUBJECT POLICIES WHO DID NOT OBJECT TO THE MOTION AND TO THE SALE AND TRANSFER OF THE SUBJECT POLICIES, OR WHO WITHDREW THEIR OBJECTIONS, ARE DEEMED TO HAVE CONSENTED PURSUANT TO SECTION 363(F)(2) OF THE BANKRUPTCY CODE. ANY HOLDER OF A SECURED CLAIM OR ASBESTOS SECURED CLAIM WHO DID OBJECT TO THE MOTION FALLS WITHIN SECTIONS 363(F)(1) OR 363(F)(5) OF THE BANKRUPTCY CODE AND IS ADEQUATELY PROTECTED BY HAVING ITS INTERESTS, IF ANY, ATTACH TO THE SETTLEMENT AND BUYBACK AMOUNT.

      Q. Consummation of the sale of the Subject Policies will not subject the St. Paul Travelers Entities to any debts, liabilities, obligations or Claims of any kind or nature whatsoever, whether known or unknown, contingent or otherwise, existing as of the date hereof or hereafter arising, of or against the Debtors, the other Congoleum Entities, the ABI Entities or any other Person by reason of such sale of the Subject Policies, including, without limitation, based on any theory of successor or transferee liability.

      R. The Settlement Agreement is an Asbestos Insurance Settlement Agreement.


      NOW, THEREFORE, pursuant to Bankruptcy Code Sections 105(a), 363(b) and
(f), 1107 and 1108 and Bankruptcy Rules 2002, 6004, 9014 and 9019(a), IT IS
HEREBY ORDERED, ADJUDGED AND DECREED THAT:

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       12

      (i) The Motion shall be and hereby is GRANTED in all respects subject to the provisions of this Approval Order, and the Settlement and Buyback Agreement is hereby approved in all respects. All objections that have not been withdrawn, resolved, waived or settled are hereby overruled on the merits.

      (ii) The terms and provisions of the Settlement and Buyback Agreement are incorporated by reference into and are an integral part of this Approval Order. Each term of the Settlement and Buyback Agreement is valid, binding and enforceable as though fully set forth herein. The provisions of the Settlement and Buyback Agreement and of this Approval Order, including the findings of fact and conclusions of law set forth herein, are non-severable and mutually dependent. The failure specifically to include or reference any particular term or provision of the Settlement and Buyback Agreement in this Approval Order shall not diminish or impair the effectiveness of such term and provision, it being the intent of the Court that the Settlement and Buyback Agreement be authorized and approved in its entirety.

      (iii) To the extent of any conflict or inconsistency between the provisions of this Approval Order and the terms and conditions of the Settlement and Buyback Agreement, the Settlement and Buyback Agreement shall govern and control. The Settlement and Buyback Agreement shall also govern and control in the event of any conflict or inconsistency between the Settlement and Buyback Agreement and the Plan or any other plan of reorganization or liquidation, or order of any type, entered in (i) these Chapter 11 Cases, (ii) any subsequent chapter 7 case into which the Chapter 11 Cases may be converted, or (iii) any related proceeding subsequent to entry of this Approval Order. The terms and provisions of the Settlement and Buyback Agreement, together with the terms and

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       13

provisions of this Approval Order, shall be binding in all respects upon all Entities, including each of the Debtors, their respective Estates, any and all Chapter 7 and Chapter 11 trustees thereof, the Plan Trust, the Plan Trustee, the FCR and each of the Entities whose interests he represents, the Collateral Trust, the Collateral Trustee, the Claimants' Representative and each Asbestos Claimant, the Debtors' other creditors, shareholders of any of the Debtors, and all interested parties, administrative agencies, governmental units, federal, state and local officials maintaining any authority with respect to the Settlement and Buyback Amount, and their respective successors and assigns.

      (iv) The Debtors are hereby authorized, empowered and directed to take all necessary and appropriate acts to carry out and implement the Settlement and Buyback Agreement in accordance with its terms without further order of the Court, including designating the St. Paul Travelers Entities as Settling Asbestos Insurance Companies and Protected Parties in the Confirmation Order, and after the Effective Date of the Plan occurs, treating the St. Paul Travelers Entities as Settling Asbestos Insurance Companies and Protected Parties under the Plan for all purposes in these Chapter 11 Cases. The designation of the St. Paul Travelers Entities as Settling Asbestos Insurance Companies shall entitle the St. Paul Travelers Entities to the rights and benefits afforded to Settling Asbestos Insurance Companies under the Plan, including the rights and benefits of the Asbestos Channeling Injunction and any other Section 105 and 524(g) injunctions granted under the Plan and the Confirmation Order with respect to all Claims, including all Plan Trust Asbestos Claims.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       14

      (v) The Settlement and Buyback Agreement and this Approval Order constitute valid and binding obligations of the Debtors, their Estates and the Plan Trust, which shall be enforceable in accordance with the terms thereof and shall be binding on the Debtors and their Estates, and any and all successors to and assigns of the Debtors, including the Plan Trust, any Plan Trustee appointed in these Chapter 11 Cases or any other case or proceeding, and all present and future holders of Claims, including without limitation, Plan Trust Asbestos Claims and Demands, and all other parties in interest, as set forth in the Settlement and Buyback Agreement. The Confirmation Order and the Plan Trust Agreement shall include as an obligation of the Plan Trust, effective from the creation of the Plan Trust, that such trust shall be subject to and bound by the Settlement and Buyback Agreement and the Approval Order. Upon its creation, the Plan Trust, without further order of any court or action by any Entity, shall be deemed to be automatically a party to the Settlement and Buyback Agreement.

      (vi) The releases contained in Section VI of the Settlement and Buyback Agreement are hereby approved in all respects and shall be effective in accordance with the terms of the Settlement and Buyback Agreement.

      (vii) Pursuant to Sections 105(a) and 363(b) and (f) of the Bankruptcy Code, upon the Trigger Date the Debtors will sell, transfer and convey all of their rights and interests in the Subject Policies and the coverages for Asbestos Claims and other Claims and Demands under the Subject Policies to the St. Paul Travelers Entities, free and clear of all Claims, liens, encumbrances and interests of any kind or nature whatsoever. Effective upon entry of this Approval Order but subject to the satisfaction of the conditions precedent as set forth in Section II of the Settlement and Buyback Agreement, in addition to

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       15

the injunctions granted under the Plan and the Confirmation Order that will protect the St. Paul Travelers Entities as Settling Asbestos Insurance Companies, all Persons and Entities shall be hereby forever enjoined, barred and estopped from asserting any Claims, liens, encumbrances or interests of any kind or nature with respect to the Subject Policies against the St. Paul Travelers Entities and their respective property and assets, including the Subject Policies, including, but not limited to, any interests such person or entity had, has, or may have against or in the Debtors or their respective estates or successors, but such additional injunction shall not affect or modify the rights of Insured Persons under policies of insurance except to the extent released in
Section VI of the Settlement and Buyback Agreement. The term Insured Persons in the preceding sentence shall mean those persons or entities specifically identified as named insureds, insureds, additional insureds, additional named insureds, persons insured, assureds or those persons or entities otherwise insured by means of a specific policy provision or endorsement. The St. Paul Travelers Entities are not, and shall not be deemed to be, successors to the Debtors and/or their respective bankruptcy estates by reason of any theory of law or equity as a result of consummation of the transactions provided in the Settlement and Buyback Agreement or otherwise. The St. Paul Travelers Entities are not assuming under the Settlement and Buyback Agreement any liabilities of the Debtors and/or their respective bankruptcy estates or of any other Persons.

      (viii) As the Parties have entered into the Settlement and Buyback Agreement by way of compromise and settlement, no Party released under the Settlement and Buyback Agreement shall be deemed to have, and no such releasee has, admitted or waived any legal, factual or other positions and no Person

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       16

shall or may use the Settlement and Buyback Agreement or any portion thereof, or any negotiations with respect thereto, as evidence of any kind or nature that any such releasee has made any admission or concession of any kind or nature with respect to the Subject Policies, any Person's rights or obligations thereunder or the Plan.

      (ix) The St. Paul Travelers Entities are not obligated to perform under the Settlement and Buyback Agreement and/or the Settlement and Buyback Agreement shall become null and void if, among other things, any of the following provisions of a plan of reorganization proposed or filed by the Debtors are modified in a manner that would be inconsistent with the rights and benefits provided to the St. Paul Travelers Entities under the Settlement and Buyback Agreement and/or with the duties and obligations of, and releases provided by, the Congoleum Entities under the Settlement and Buyback Agreement and/or otherwise would have a material adverse effect on the interests of the St. Paul Travelers Entities under the Settlement and Buyback Agreement:

(I) Asbestos Channeling Injunction. The sole recourse of the holder of a Plan Trust Asbestos Claim or Demand on account of such Claim or Demand or of a Person that had or could have asserted an Asbestos Claim or Demand shall be to the Plan Trust pursuant to the provisions of the Asbestos Channeling Injunction, the Plan, the Plan Trust Agreement and the TDP, and such holder shall have no right whatsoever at any time to assert its Plan Trust Asbestos Claim or Demand against the Debtors, Reorganized Debtors, any other Protected Party, or any property or interest in property of the Debtors, the Reorganized Debtors, or any other Protected Party. Without limiting the foregoing, from and after the Effective Date, the Asbestos Channeling Injunction shall apply to all present and future holders of Plan Trust Asbestos Claims and Demands, and all such holders shall be permanently and forever stayed, restrained, and enjoined from taking any of the following actions for the purpose of, directly or indirectly, collecting, recovering, or receiving payment of, on, or with respect to any Plan Trust Asbestos Claims and Demands, other than from the Plan Trust in accordance with the Asbestos Channeling Injunction and pursuant to the Plan, the Plan Trust Agreement and the TDP:

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       17

            (a) commencing, conducting, or continuing in any manner, directly or indirectly, any suit, action, or other proceeding (including a judicial, arbitration, administrative, or other proceeding) in any forum against or affecting any Protected Party or any property or interests in property of any Protected Party;

            (b) enforcing, levying, attaching (including any prejudgment attachment), collecting, or otherwise recovering by any means or in any manner, whether directly or indirectly, any judgment, award, decree, or other order against any Protected Party or any property or interests in property of any Protected Party;

            (c) creating, perfecting, or otherwise enforcing in any manner, directly or indirectly, any encumbrance against any Protected Party, or any property or interests in property of any Protected Party;

            (d) setting off, seeking reimbursement of, contribution from, or subrogation against, or otherwise recouping in any manner, directly or indirectly, any amount against any liability owed to any Protected Party or any property or interests in property of any Protected Party; and

            (e) proceeding in any manner in any place with regard to any matter that is subject to resolution pursuant to the Plan Trust, except in conformity and compliance with the Plan, the Plan Trust Agreement and the TDP.

            Any right, claim or cause of action that an Asbestos Insurance Company may have been entitled to assert against a Settling Asbestos Insurance Company based on or relating to Asbestos Claims shall be channeled to and become a right, claim or cause of action as an offset claim against the Plan Trust and not against the Settling Asbestos Insurance Company in question and all persons, including any Asbestos Insurance Company, shall be enjoined from asserting any such right, claim or cause of action against a Settling Asbestos Insurance Company.

            Except as otherwise expressly provided in the Plan, nothing contained in the Plan shall constitute or be deemed a waiver of any claim, right or cause of action that the Debtors, the Reorganized Debtors, or the Plan Trust may have against any Entity in connection with or arising out of or related to an Asbestos Claim. Notwithstanding any other provision in the Plan to the contrary, nothing in the Plan shall be understood to channel, prevent, impair or limit in any way enforcement against the Debtors, the Reorganized Debtors, or any other Protected Party of any rights provided in connection with any Workers' Compensation Claim; or

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release Among the Congoleum Entities, the Plan Trust, the ABI Entities and the St. Paul Travelers Entities and Sale of Subject Policies Pursuant to Sections 105, 363, 1107 and 1108 of the Bankruptcy Code and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure

                                                                       18

(II) Anti-Suit Injunction. With respect to the St. Paul Travelers Entities, this Section 11.11 shall operate as an injunction, pursuant to section 105(a) of the Bankruptcy Code, permanently and forever prohibiting and enjoining the commencement, conduct or continuation of any action or cause of action, whether known or unknown, the employment of process or any act to collect, recover from or offset any non-asbestos claim, Claim or demand against the St. Paul Travelers Entities arising out of, relating to, or in connection with a Subject Policy (as that term is defined in the Settlement and Buyback Agreement) or the insuring relationship of the relevant St. Paul Travelers Entities with the relevant Congoleum Entities (as that term is defined in the Settlement and Buyback Agreement), but such injunction pursuant to section 105(a) of the Bankruptcy Code shall not affect or modify the rights of Insured Persons under policies of insurance except to the extent released in Section VI of the Settlement and Buyback Agreement. The term Insured Persons in the preceding sentence shall mean those persons or entities specifically identified as named insureds, insureds, additional insureds, additional named insureds, persons insured, assureds or those persons or entities otherwise insured by means of a specific policy provision or endorsement.

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT B

                         LIST REFERENCED IN SECTION XI.D

      Afianzadora Insurgentes, S.A. De C.V.

      American Equity Insurance Company

      American Equity Specialty Insurance Company

      Aprilgrange Limited

      Athena Assurance Company

      Atlantic Insurance Company

      Captiva, Ltd.

      Commercial Guaranty Casualty Insurance Company

      Commercial Guaranty Insurance Company

      Commercial Guaranty Lloyds Insurance Company

      Constitution State Services LLC

      Coronation Insurance Company, Ltd.

      Discover Property & Casualty Insurance Company

      Discover Re Managers, Inc.

      Discover Reinsurance Company

      Discover Specialty Insurance Company

      Discovery Managers, Ltd.

      Farmington Casualty Company

      Fidelity and Guaranty Insurance Company

      Fidelity and Guaranty Insurance Underwriters, Inc.

      First Floridian Auto and Home Insurance Company

      First Trenton Indemnity Company

      Gulf Group Lloyds

      Gulf Insurance Holdings U.K. Ltd.

      Gulf Underwriters Insurance Company

      Gulf Underwriting Holdings Limited

      Gulf Underwriting Limited

      Jago Capital Limited

      Jago Dedicated, Ltd.

      Jupiter Holdings, Inc.

      Lloyds Syndicate 205

      Lloyds Syndicate 5000

      Mendakota Insurance Company

      Mendota Insurance Company

      MMedica Insurance Company, Ltd.

      Mountain Ridge Insurance Company

      Northbrook Holdings, Inc.

      Northfield Insurance Company

      Northland Casualty Company

      Northland Insurance Company

      Seaboard Surety Company

      Select Insurance Company

      Societe Nationale d'Assurances du Rwanda

      St. Paul (Bermuda), Ltd.

      St. Paul Bermuda Holdings, Inc.

      St. Paul Fire and Casualty Insurance Company

      St. Paul Fire and Marine Insurance Company

      St. Paul Guarantee Insurance Company

      St. Paul Guardian Insurance Company

      St. Paul Insurance Company (S.A.) Limited

      St. Paul Medical Liability Insurance Company

      St. Paul Mercury Insurance Company

      St. Paul Multinational Holdings, Inc.

      St. Paul Protective Insurance Company

      St. Paul Re (Bermuda), Ltd.

      St. Paul Re Management PTE, Ltd.

      St. Paul Re, Inc.

      St. Paul Reinsurance Company Limited

      St. Paul Risk Management International, Ltd.

      St. Paul Specialty Underwriting, Inc.

      St. Paul Surplus Lines Insurance Company

      St. Paul Travelers Casualty and Surety Company of Europe, Limited

      St. Paul Travelers Insurance Company Limited

      St. Paul Venture Capital VI, LLC

      TCS European Investments Inc.

      The Automobile Insurance Company of Hartford, Connecticut

      The Charter Oak Fire Insurance Company

      The Northland Company

      The Phoenix Insurance Company

      The Premier Insurance Company of Massachusetts

      The St. Paul Travelers Companies, Inc.

      The Standard Fire Insurance Company

      The Travelers Home and Marine Insurance Company

      The Travelers Indemnity Company

      The Travelers Indemnity Company of America

      The Travelers Indemnity Company of Connecticut

      The Travelers Lloyds Insurance Company

      The Travelers Marine Corporation

      TINDY RE Investments, Inc.

      TPC Investments Inc.

      TPC UK Investments Inc. LLC

      TravCo Insurance Company

      Travelers (Bermuda) Limited

      Travelers Auto Insurance Co. of New Jersey

      Travelers Casualty and Surety Company

      Travelers Casualty and Surety Company of America

      Travelers Casualty Company of Connecticut

      Travelers Casualty Insurance Company of America

      Travelers Commercial Casualty Company

      Travelers Commercial Insurance Company

      Travelers Excess and Surplus Lines Company

      Travelers Indemnity UK Investments, LLC

      Travelers Indemnity UK LLC

      Travelers Insurance Group Holdings Inc.

      Travelers Lloyds of Texas Insurance Company

      Travelers PC Funds Investments, Inc.

      Travelers Personal Insurance Company

      Travelers Personal Security Insurance Company

      Travelers Property Casualty Company of America

      Travelers Property Casualty Corp.

      Travelers Property Casualty Insurance Company

      Unionamerica Acquisition Company, Ltd.

      Unionamerica Combined Investment Co., Ltd.

      Unionamerica Holdings, Ltd.

      Unionamerica Insurance Company, Ltd.

      United States Fidelity and Guaranty Company

      USF&G Insurance Company of Mississippi

                        SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT C

                            POLICIES REFERENCED IN SECTION I.U

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Policy Begin    Policy End
                Carrier Name                                 Policy Number                        Date           Date
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75-100034                             1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75-100996                             1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75 101790                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75-102500                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75-102594                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75-103280                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
AIU Insurance Co.                                         75-103173                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
American Centennial Insurance Company                     CC-01-58-52                           1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
American Home Assurance Co.                               CE 3380176                           10/12/1972         1/1/1976
-------------------------------------------------------------------------------------------------------------------------------
American Home Assurance Co.                               SCLE 80 65427                         1/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
American Home Assurance Co.                               SCLE 80 65428                         1/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
American ReInsurance Co.                                  M0691611                             2/16/1973          1/1/1976
-------------------------------------------------------------------------------------------------------------------------------
Colonia Insurance Co.                                     85-L-1116/01                          1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                      RDU 9973758                           1/1/1964          1/1/1967
-------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                      RDU 9433828                           1/1/1967         1/28/1970
-------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                      RDX 0308091604                       1/28/1970         2/16/1973
-------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                      RDU 8065433                          2/16/1973          1/1/1976
-------------------------------------------------------------------------------------------------------------------------------
Continental Casualty                                      RDX 8937036                          12/17/1973         1/1/1975
-------------------------------------------------------------------------------------------------------------------------------
Continental Insurance Co.                                 EXC 102428                            1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Employers Commercial Union                                EY 9399 004                          1/28/1970         2/16/1973
-------------------------------------------------------------------------------------------------------------------------------
Employers Ins. Of Wausau                                  5733-00-200275                        1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Employers Ins. Of Wausau                                  5734-00-200275                        1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Employers Ins. Of Wausau                                  5736-00-102319                        1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Employers Ins. Of Wausau                                  5736-02-102319                        1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Employers Ins. Of Wausau                                  Unknown                               1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 70018                             1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 70606                             1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 70607                             1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 71201                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 71202                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 71653                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 71654                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 73047                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 73048                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 73326                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Casualty Co.                             MMO 73526                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Ins. Co. of Wisconsin          0524 00 084282                        1/1/1973          1/1/1974
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Ins. Co. of Wisconsin          0525 00 084282                        1/1/1974          1/1/1975
-------------------------------------------------------------------------------------------------------------------------------
Employers Mutual Liability Ins. Co. of Wisconsin          0526 00 084282                        1/1/1975          3/1/1976
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Policy Begin    Policy End
                Carrier Name                                 Policy Number                        Date           Date
-------------------------------------------------------------------------------------------------------------------------------
Excess Insurance Co. Of America                           EL 10355                              1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Federal Ins. Co.                                          7932 98 47                            1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Federal Ins. Co.                                          (79) 7932-98-47                       1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Fireman's Fund                                            XLX 1202504                          10/12/1972        12/17/1973
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             924233                                1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             925946                                1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             927497                                1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             929216                                1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             930852                                1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             933238                                1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
First State Insurance Company                             934313                                1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 00451                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 00452                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 00856                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 00857                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 01497                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 01498                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 02027                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 02028                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 02545                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Gibraltar Cas. Co.                                        GMX 02546                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    80-94046                              1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    SCLD 80 94047                         1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    6179-0998                             1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    6180-1880                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    6481-5121                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    6482-5348                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    6483-5546                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Granite State Ins. Co.                                    6484-0070                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 10276                             10/12/1972        12/17/1973
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 10638                              1/1/1975          1/1/1976
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 20042                              1/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 20227                              1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 20482                              1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 20789                              1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 20943                              1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 21208                              1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 21396                              1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 21696                              1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Highlands Ins. Co.                                        SR 22005                              1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Holland-America Insurance Company                         H83678                                1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Home Insurance Company                                    HEC 9791374                          1/28/1970         2/16/1973
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XBC 1838                             10/13/1965         1/1/1967
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XBC 40971                             1/1/1967         1/28/1970
-------------------------------------------------------------------------------------------------------------------------------

                                                                               3

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Policy Begin    Policy End
                Carrier Name                                 Policy Number                        Date           Date
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XBC 43099                            1/28/1970         2/16/1973
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XCP 3904                             2/16/1973          1/1/1976
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XCP 3956                             12/17/1973         1/1/1976
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XBC 155083                            1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Insurance Co. Of North America                            XCP GO 7908702                        5/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 200500                             1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 201439                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 201522                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 203766                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 207014                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 207970                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Integrity Insurance Company                               XL 210163                             1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
International Surplus Lines Insurance Company (ISLIC)     XSI 10018                             1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
International Surplus Lines Insurance Company (ISLIC)     XSI 10017                             1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   Unknown                               1/1/1952          1/1/1953
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   Unknown                               1/1/1953          1/1/1954
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   Unknown                               1/1/1954          1/1/1955
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LB24-914417-55                        1/1/1955          1/1/1956
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP-24-692115-56                       1/1/1956          1/1/1957
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP-6032-900078-37                     1/1/1957          1/1/1958
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP-6032-900078-38                     1/1/1958          1/1/1959
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP-6032-900078-39                     1/1/1959          1/1/1960
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP-632-004138-040-TD93                1/1/1960          1/1/1961
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP1-632-004138-041 TD 93              1/1/1961          1/1/1962
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP1-632-004138-042 TD93               1/1/1962          1/1/1963
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP1-632-004138-043 TD 93              1/1/1963          1/1/1964
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP1-632-004138-044 TD 93              1/1/1964          1/1/1965
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP1-632-004138-045 TD 93              1/1/1965          1/1/1966
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LP1-632-004136-046 TD 93              1/1/1966          1/1/1967
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-632-004138-047                    1/1/1967          1/1/1968
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-632-004138-048                    1/1/1968          1/1/1969
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-632-004138-049                    1/1/1969          1/1/1970
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LGl-632-004138-040                    1/1/1970          1/1/1971
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-632-004138-041                    1/1/1971          1/1/1972
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-632-004138-042                    1/1/1972          1/1/1973
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-641-004051-046                    3/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-641-004051-047                    1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-641-004051-048                    1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LGl-641-004051-049                    1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-641-004051-040                    1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-612-004157-041                    1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-612-004157-042                    1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-612-004157-043                    1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------

                                                                               4

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Policy Begin    Policy End
                Carrier Name                                 Policy Number                        Date           Date
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-612-004157-044                    1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   LG1-612-004157-045                    1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   RG1-612-004157-046                    1/1/1986         8/19/1986
-------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                                   RG1-612-004207-046                   8/19/1986         8/19/1987
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K21782                               11/12/1953        11/12/1954
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K21783                               11/12/1953        11/12/1954
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K21784                               11/12/1953        11/12/1954
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K28288                               11/12/1954         1/1/1958
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K28289                               11/12/1954         1/1/1958
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K28290                               11/12/1954         1/1/1958
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               K28291                               11/12/1954         1/1/1958
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               CK2458                                1/1/1958          2/1/1961
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               CK2459                                1/1/1958          2/1/1961
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/UHL 0036                         1/12/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/WHL551                            4/1/1976          4/1/1977
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/UJL 0056                          1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/UJL 0057                          1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/UJL 0389                          4/1/1977          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               WJU551                                4/1/1977         12/31/1977
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/WK0151                            1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/WK0161                            1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/WKT051                            1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               881/WLT121                            1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               FUL083067                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               FUL083811                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               FUL084656                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
London Companies And Lloyds                               707/FULD8556                          1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 111017004473-5/                   10/12/1972         1/1/1976
                                                          111017004472-7
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 145821                             1/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 152158                             1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 148361                             1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 160344                             1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 706593                             1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 723759                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 724778                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 748705                             1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 770107                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Midland Insurance Company                                 XL 770108                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Company                                 M81757                                1/1/1975          4/1/1976
-------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Company                                 M831963                               4/1/1976          4/1/1977
-------------------------------------------------------------------------------------------------------------------------------
Mission Insurance Company                                 M856066                               1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Navigators Insurance Co.                                  85-L-1116/01                          1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Old Republic Insurance Company                            OZX 11607                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------

                                                                               5

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Policy Begin    Policy End
                Carrier Name                                 Policy Number                        Date           Date
-------------------------------------------------------------------------------------------------------------------------------
Old Republic Insurance Company                            OZX 11787                             1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Protective National Insurance Company of Omaha            XUB 180-72-81                         1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Company                            DXC 901037                            1/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Company                            DXC DX0067                            1/1/1977          1/1/1978
-------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Company                            DXC DX 0588                           1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Company                            DXC DX 0659                           1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Company                            DXC DX 1356                           1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Prudential Reinsurance Company                            DXC DX 1357                           1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Puritan Insurance Co.                                     ML 65 04 47                           1/1/1978          1/1/1979
-------------------------------------------------------------------------------------------------------------------------------
Puritan Insurance Co.                                     ML 65 15 58                           1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Puritan Insurance Co.                                     ML 65 22 64                           1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Stonewall Insurance                                       36000045                              1/1/1976          1/1/1977
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 9550 66                           1/1/1979          1/1/1980
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 955-427                           1/1/1980          1/1/1981
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU055787                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU955786                             1/1/1981          1/1/1982
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 956122                            1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 956-123                           1/1/1982          1/1/1983
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 956394                            1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 956395                            1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 956652                            1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 956653                            1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Transit Casualty Company                                  SCU 957115                            1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                                   TEL 900359                            1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
Transport Indemnity Co.                                   TEL 01129C                            1/1/1985         7/15/1985
-------------------------------------------------------------------------------------------------------------------------------
Twin City Fire                                            TXS 102624                            1/1/1983          1/1/1984
-------------------------------------------------------------------------------------------------------------------------------
Twin City Fire                                            TXS103545                             1/1/1984          1/1/1985
-------------------------------------------------------------------------------------------------------------------------------
U.S. Fire Insurance Co.                                   349 001829 9                          1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
U.S. Fire Insurance Co.                                   H02317                                1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Unigard Mutual                                            1-0682                               2/16/1973         5/19/1975
-------------------------------------------------------------------------------------------------------------------------------
United Reinsurance Corp. of NY                            85-L-1116/01                          1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------
Unknown (but not any St. Paul Travelers Entity)           Unknown                               2/1/1961          1/1/1962
-------------------------------------------------------------------------------------------------------------------------------
Unknown (but not any St. Paul Travelers Entity)           Unknown                               1/1/1962          1/1/1963
-------------------------------------------------------------------------------------------------------------------------------
Unknown (but not any St. Paul Travelers Entity)           Unknown                               1/1/1963          1/1/1964
-------------------------------------------------------------------------------------------------------------------------------
Western Employers Insurance Company                       EX10-0185-20348                       1/1/1985          1/1/1986
-------------------------------------------------------------------------------------------------------------------------------

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT D

                   LISTED POLICIES REFERENCED IN SECTION VI.J

-------------------------------------------------------------------------------------------------------------------------
Alleged Policy Number              Alleged Name of Insurer                             Alleged Policy Period
-------------------------------------------------------------------------------------------------------------------------
77XC9SCA                           The Aetna Casualty and Surety Company               01/01/1992 - 01/01/1993
-------------------------------------------------------------------------------------------------------------------------
077XC14SCA                         The Aetna Casualty and Surety Company               01/01/1993 - 01/01/1994
-------------------------------------------------------------------------------------------------------------------------
077XC31SCA                         The Aetna Casualty and Surety Company               01/01/1994 - 01/01/1995
-------------------------------------------------------------------------------------------------------------------------
77XC44SCA                          The Aetna Casualty and Surety Company               01/01/1995 - 01/01/1996
-------------------------------------------------------------------------------------------------------------------------
77XC57SCA*                         The Aetna Casualty and Surety Company               01/01/1996 - 01/01/1997
-------------------------------------------------------------------------------------------------------------------------
160T4304*                          The Travelers Indemnity Company                     09/01/1988 - 01 /01/1989
-------------------------------------------------------------------------------------------------------------------------
160T4304*                          The Travelers Indemnity Company                     01/01/1989 - 01/01/1990
-------------------------------------------------------------------------------------------------------------------------
160T4304*                          The Travelers Indemnity Company                     01/01/1990 - 01/01/1991
-------------------------------------------------------------------------------------------------------------------------
166D6103                           The Travelers Indemnity Company                     07/27/1998 - 07/27/1999
-------------------------------------------------------------------------------------------------------------------------
166D6103                           The Travelers Indemnity Company                     07/27/1999 - 07/27/2000
-------------------------------------------------------------------------------------------------------------------------
166D6115                           The Travelers Indemnity Company                     07/27/1998 - 10/31/2000
-------------------------------------------------------------------------------------------------------------------------
166D6103                           The Travelers Indemnity Company                     07/27/2000 - 07/27/2001
-------------------------------------------------------------------------------------------------------------------------
166D6115                           The Travelers Indemnity Company                     10/31/2000 - 07/27/2001
-------------------------------------------------------------------------------------------------------------------------
166D6103                           The Travelers Indemnity Company                     07/27/2001 - 09/15/2001
-------------------------------------------------------------------------------------------------------------------------
166D6115                           The Travelers Indemnity Company                     07/27/2001 - 09/15/2001
-------------------------------------------------------------------------------------------------------------------------
1111855*                           The Travelers Indemnity Company                     01/01/1963 - 01/01/1966
-------------------------------------------------------------------------------------------------------------------------
1308910*                           The Travelers Indemnity Company                     04/20/1967 - 10/27/1967
-------------------------------------------------------------------------------------------------------------------------
3284326*                           The Travelers Indemnity Company                     01/01/1967 - 01/01/1968
-------------------------------------------------------------------------------------------------------------------------
1245401*                           The Travelers Indemnity Company                     02/20/1967 - 02/02/1968
-------------------------------------------------------------------------------------------------------------------------
201T1987                           The Travelers Indemnity Company                     09/01/1988 - 01/01/1989
-------------------------------------------------------------------------------------------------------------------------
199T9924                           The Travelers Indemnity Company                     09/01/1988 - 09/01/1989
-------------------------------------------------------------------------------------------------------------------------
139J3448                           The Travelers Indemnity Company                     01/01/1989 - 01/01/1990
-------------------------------------------------------------------------------------------------------------------------
201T1987                           The Travelers Indemnity Company                     01/01/1989 - 01/01/1990
-------------------------------------------------------------------------------------------------------------------------
199T9924*                          The Travelers Indemnity Company                     09/01/1989 - 09/01/1990
-------------------------------------------------------------------------------------------------------------------------
139J3448                           The Travelers Indemnity Company                     01/01/1990 - 01/01/1991
-------------------------------------------------------------------------------------------------------------------------
181K196A                           The Travelers Indemnity Company                     02/01/1994 - 01/01/1995
-------------------------------------------------------------------------------------------------------------------------
696K8594                           The Travelers Indemnity Company                     01/01/1995 - 01/01/1996
-------------------------------------------------------------------------------------------------------------------------
745K4532                           The Travelers Indemnity Company                     03/09/1995 - 01/01/1996
-------------------------------------------------------------------------------------------------------------------------
853K1146                           The Travelers Indemnity Company                     01/16/1996 - 01/01/1997
-------------------------------------------------------------------------------------------------------------------------
2312027                            The Travelers Indemnity Company                     01/01/1966 - 01/01/1969
-------------------------------------------------------------------------------------------------------------------------
1587862                            The Travelers Indemnity Company                     01/01/1969 - 01/01/1972
-------------------------------------------------------------------------------------------------------------------------
7232892                            The Travelers Indemnity Company                     01/01/1972 - 01/01/1973
-------------------------------------------------------------------------------------------------------------------------

*= St. Paul Travelers Entities have not located copy of policy and reserve all rights pertaining thereto, including those that concern the existence, terms, conditions and/or completeness of such alleged policy.

                         SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT E

                             POLICIES REFERENCED IN SECTION XI.B

--------------------------------------------------------------------------------------------------------------------------
Policy Number               Name of Insurer                                             Policy Period
--------------------------------------------------------------------------------------------------------------------------
GA5743953                   Gulf Insurance Company                                      02/02/1995 - 02/02/1996
--------------------------------------------------------------------------------------------------------------------------
01XN904WCA                  The Aetna Casualty and Surety Company                       01/01/1976 - 01/01/1977
--------------------------------------------------------------------------------------------------------------------------
01XN905WCA                  The Aetna Casualty and Surety Company                       01/01/1976 - 01/01/1977
--------------------------------------------------------------------------------------------------------------------------
01XN1221WCA                 The Aetna Casualty and Surety Company                       01/01/1977 - 01/01/1978
--------------------------------------------------------------------------------------------------------------------------
01XN1222WCA                 The Aetna Casualty and Surety Company                       01/01/1977 - 01/01/1978
--------------------------------------------------------------------------------------------------------------------------
01XN1631WCA                 The Aetna Casualty and Surety Company                       01/01/1978 - 01/01/1979
--------------------------------------------------------------------------------------------------------------------------
01XN1632WCA                 The Aetna Casualty and Surety Company                       01/01/1978 - 01/01/1979
--------------------------------------------------------------------------------------------------------------------------
01XN2061WCA                 The Aetna Casualty and Surety Company                       01/01/1979 - 01/01/1980
--------------------------------------------------------------------------------------------------------------------------
01XN2062WCA                 The Aetna Casualty and Surety Company                       01/01/1979 - 01/01/1980
--------------------------------------------------------------------------------------------------------------------------
01XN2455WCA                 The Aetna Casualty and Surety Company                       01/01/1980 - 01/01/1981
--------------------------------------------------------------------------------------------------------------------------
01XN2456WCA                 The Aetna Casualty and Surety Company                       01/01/1980 - 01/01/1981
--------------------------------------------------------------------------------------------------------------------------
01XN2877WCA                 The Aetna Casualty and Surety Company                       01/01/1981 - 01/01/1982
--------------------------------------------------------------------------------------------------------------------------
01XN2878WCA                 The Aetna Casualty and Surety Company                       01/01/1981 - 01/01/1982
--------------------------------------------------------------------------------------------------------------------------
01XN2879WCA                 The Aetna Casualty and Surety Company                       01/01/1981 - 01/01/1982
--------------------------------------------------------------------------------------------------------------------------
01XN3267WCA                 The Aetna Casualty and Surety Company                       01/01/1982 - 01/01/1983
--------------------------------------------------------------------------------------------------------------------------
01XN3268WCA                 The Aetna Casualty and Surety Company                       01/01/1982 - 01/01/1983
--------------------------------------------------------------------------------------------------------------------------
01XN3269WCA                 The Aetna Casualty and Surety Company                       01/01/1982 - 01/01/1983
--------------------------------------------------------------------------------------------------------------------------
01XN326WCA                  The Aetna Casualty and Surety Company                       10/12/1972 - 01/01/1976
--------------------------------------------------------------------------------------------------------------------------
3827*                       The Travelers Indemnity Company                             11/07/1967 - 11/07/1968
--------------------------------------------------------------------------------------------------------------------------
06 XN 22205576^             Travelers Casualty and Surety Company                       04/01/1992 - 04/01/1993
--------------------------------------------------------------------------------------------------------------------------
2516266*                    The Travelers Indemnity Company                             01/01/1966 - 01/01/1969
--------------------------------------------------------------------------------------------------------------------------
3735545*                    The Travelers Indemnity Company                             01/01/1968 - 01/01/1969
--------------------------------------------------------------------------------------------------------------------------
1245401*                    The Travelers Indemnity Company                             02/20/1968 - 02/20/1969
--------------------------------------------------------------------------------------------------------------------------
3836*                       The Travelers Indemnity Company                             03/14/1968 - 03/14/1969
--------------------------------------------------------------------------------------------------------------------------
3921*                       The Travelers Indemnity Company                             03/14/1968 - 03/14/1969
--------------------------------------------------------------------------------------------------------------------------
3922*                       The Travelers Indemnity Company                             03/15/1968 - 03/15/1969
--------------------------------------------------------------------------------------------------------------------------
1237827*                    The Travelers Indemnity Company                             06/01/1966 - 06/01/1969
--------------------------------------------------------------------------------------------------------------------------
1245401*                    The Travelers Indemnity Company                             02/20/1969 - 02/20/1970
--------------------------------------------------------------------------------------------------------------------------
1658073*                    The Travelers Indemnity Company                             02/20/1969 - 02/20/1970
--------------------------------------------------------------------------------------------------------------------------
1658073*                    The Travelers Indemnity Company                             02/20/1970 - 02/20/1971
--------------------------------------------------------------------------------------------------------------------------
1658073*                    The Travelers Indemnity Company                             02/20/1971 - 02/20/1972
--------------------------------------------------------------------------------------------------------------------------
1237827*                    The Travelers Indemnity Company                             06/01/1969 - 06/01/1972
--------------------------------------------------------------------------------------------------------------------------
1300993*                    The Travelers Indemnity Company                             07/28/1966 - 07/28/1969
--------------------------------------------------------------------------------------------------------------------------
MOC 0645B63A^               Travelers Property Casualty Company of America              01/01/2004 - 01/01/2005
--------------------------------------------------------------------------------------------------------------------------
590XA0834**                 St. Paul Fire and Marine Insurance Company                  10/12/1972 - 01/12/1976
--------------------------------------------------------------------------------------------------------------------------

* = St. Paul Travelers Entities have not located copy of policy and reserve all rights pertaining thereto, including those that concern the existence, terms, conditions and/or completeness of such alleged policy.

** = St. Paul Travelers Entities have not located copy of policy in their own records and have reserved all rights regarding policy, including rights pertaining to its completeness and authenticity.

^ = These policies are considered Subject Policies only to the extent set forth in Section I.U.

--------------------------------------------------------------------------------------------------------------------------
Policy Number               Name of Insurer                                             Policy Period
--------------------------------------------------------------------------------------------------------------------------
RP 06605372                 St. Paul Fire and Marine Insurance Company                  04/01/1993 - 04/01/1994
--------------------------------------------------------------------------------------------------------------------------
RP 06605372                 St. Paul Fire and Marine Insurance Company                  04/01/1994 - 04/01/1995
--------------------------------------------------------------------------------------------------------------------------
RP 06605372                 St. Paul Fire and Marine Insurance Company                  04/01/1995 - 04/01/1996
--------------------------------------------------------------------------------------------------------------------------
RP 06605372                 St. Paul Fire and Marine Insurance Company                  04/01/1996 - 04/01/1997
--------------------------------------------------------------------------------------------------------------------------
RP 06605372                 St. Paul Fire and Marine Insurance Company                  04/01/1997 - 04/01/1998
--------------------------------------------------------------------------------------------------------------------------
RP 06605372                 St. Paul Fire and Marine Insurance Company                  04/01/1998 - 04/01/1999
--------------------------------------------------------------------------------------------------------------------------
QK 09000534^                St. Paul Fire and Marine Insurance Company                  06/01/2003 - 06/01/2004
--------------------------------------------------------------------------------------------------------------------------
QK 09000747^                St. Paul Fire and Marine Insurance Company                  06/01/2004 - 06/01/2005
--------------------------------------------------------------------------------------------------------------------------
0369JM0112^                 St. Paul Fire and Marine Insurance Company                  01/01/2005 - 01/01/2006
--------------------------------------------------------------------------------------------------------------------------
OC 06900058^                St. Paul Fire and Marine Insurance Company                  01/01/2006 - 01/01/2007
--------------------------------------------------------------------------------------------------------------------------

* = St. Paul Travelers Entities have not located copy of policy and reserve all rights pertaining thereto, including those that concern the existence, terms, conditions and/or completeness of such alleged policy.

** = St. Paul Travelers Entities have not located copy of policy in their own records and have reserved all rights regarding policy, including rights pertaining to its completeness and authenticity.

^ = These policies are considered Subject Policies only to the extent set forth in Section I.U.

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT F

                   DEFINITION OF "CONGOLEUM DERIVATIVE ACTION"

"(a) any claim, demand or lawsuit whenever and wherever arising or asserted against any of ABI or the ABI Entities and (b) any debt, obligation or liability (whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, bonded, secured or unsecured), whenever or wherever arising or asserted, against any of ABI or the ABI Entities; in either case (a) or (b) for, based on, derivative of, arising out of, or caused or allegedly caused, in whole or in part, directly or indirectly: (i) by exposure to asbestos or asbestos-containing products manufactured, supplied, distributed, handled, fabricated, stored, sold, installed, or removed by any Debtor; (ii) by services, actions, or operations provided , completed or taken by any Debtor in connection with asbestos or asbestos-containing products or (iii) by asbestos for which any Debtor or its predecessors are otherwise liable under any applicable law, in either case (a) or (b) including, but not limited to, any claim, demand or lawsuit for or based on the corporate relationship between the Debtor and ABI, including, but not limited to, allegations of piercing the corporate veil, shareholder liability, interlocking directorships, or any similar allegations or otherwise."